UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BRUSH ENGINEERED MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Amount Previously Paid:

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GENERAL INFORMATION
1. ELECTION OF DIRECTORS
CORPORATE GOVERNANCE; COMMITTEES OF THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
BENEFICIAL OWNERSHIP TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SUMMARY COMPENSATION TABLE
OPTION EXERCISES IN LAST FISCAL YEAR
OPTION GRANTS IN LAST FISCAL YEAR
LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CUMULATIVE SHAREHOLDER RETURN AND PERFORMANCE PRESENTATION
PENSION AND RETIREMENT BENEFITS
EMPLOYMENT AGREEMENTS
RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
4. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
OTHER MATTERS

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio 44110

Notice of Annual Meeting of Shareholders
      The annual meeting of shareholders of Brush Engineered Materials Inc. will be held at The Forum, One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio 44114, on May 2, 2006 at 11:00 a.m., local time, for the following purposes:

(1)	To elect three directors, each to serve for a term of three years and until a successor is elected and qualified;

(2)	To approve the Brush Engineered Materials Inc. 2006 Stock Incentive Plan;

(3)	To approve the Brush Engineered Materials Inc. 2006 Non-employee Director Equity Plan;

(4)	To ratify and approve the selection of Ernst & Young LLP as independent registered public accounting firm for Brush Engineered Materials Inc. for the year 2006; and

(5)	To transact any other business that may properly come before the meeting.
      Shareholders of record as of the close of business on March 10, 2006 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement of the meeting.

Michael C. Hasychak
Secretary
March 16, 2006
Important — your proxy is enclosed.
Please sign, date and return your proxy in the accompanying envelope.

BRUSH ENGINEERED MATERIALS INC.
17876 St. Clair Avenue
Cleveland, Ohio 44110
PROXY STATEMENT
March 16, 2006
GENERAL INFORMATION
      Your Board of Directors is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our annual meeting of shareholders to be held on May 2, 2006.
      If you sign and return the enclosed proxy card, your shares will be voted as indicated on the card. Without affecting any vote previously taken, you may revoke your proxy by delivery to us of a new, later dated proxy with respect to the same shares, or by giving written notice to us before or at the annual meeting. Your presence at the annual meeting will not, in and of itself, revoke your proxy.
      At the close of business on March 10, 2006, the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting, we had outstanding and entitled to vote 19,292,242 shares of common stock.
      Each outstanding share of common stock entitles its holder to one vote on each matter brought before the meeting. Under Ohio law, shareholders have cumulative voting rights in the election of directors, provided that the shareholder gives not less than 48 hours notice in writing to the President, any Vice President or the Secretary of Brush Engineered Materials Inc. that the shareholder desires that voting at the election be cumulative, and provided further that an announcement is made upon the convening of the meeting informing shareholders that notice requesting cumulative voting has been given by the shareholder. When cumulative voting applies, each share has a number of votes equal to the number of directors to be elected, and a shareholder may give all of the shareholders’ votes to one nominee or divide the shareholders’ votes among as many nominees as he or she sees fit. Unless contrary instructions are received on proxies given to us, in the event that cumulative voting applies, all votes represented by the proxies will be divided evenly among the candidates nominated by the Board of Directors, except that if voting in this manner would not be effective to elect all the nominees, the votes will be cumulated at the discretion of the Board of Directors so as to maximize the number of the Board of Directors’ nominees elected.
      In addition to the solicitation of proxies by the use of the mails, we may solicit the return of proxies in person and by telephone, telecopy or e-mail. We will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of shares and will reimburse them for their expenses. We will bear the cost of the solicitation of proxies.
      At the annual meeting, the inspectors of election appointed for the meeting will tabulate the results of shareholder voting. Under Ohio law, our articles of incorporation and our code of regulations, properly signed proxies that are marked “abstain” or are held in “street name” by brokers and not voted on one or more of the items before the meeting will, if otherwise voted on at least one item, be counted for purposes of determining whether a quorum has been achieved at the annual meeting. Votes withheld in respect of the election of directors will not be counted in determining the election of directors. Abstentions and broker non-votes in respect of Items 2, 3 and 4 will not be considered as votes cast for purposes of determining whether those matters are approved.

1. ELECTION OF DIRECTORS
      Our articles of incorporation and code of regulations provide for three classes of directors whose terms expire in different years. There are currently nine directors. At the present time it is intended that proxies will be voted for the election of Richard J. Hipple, William B. Lawrence and William P. Madar. Gordon D. Harnett, Director, Chairman of the Board and Chief Executive Officer, has announced his intention to retire effective at the annual meeting of shareholders, therefore, Mr. Harnett will not be standing for re-election to the Board of Directors. Instead, Mr. Richard J. Hipple, President and Chief Operating Officer, will be standing for election. It is the intention of the Board of Directors to appoint Mr. Hipple as Chairman of the Board, President and Chief Executive Officer upon Mr. Harnett’s retirement.
Your Board of Directors recommends a vote for these nominees.
      If any of these nominees becomes unavailable, it is intended that the proxies will be voted as the Board of Directors determines. We have no reason to believe that any of the nominees will be unavailable. The three nominees receiving the greatest number of votes will be elected as directors of Brush Engineered Materials.
      The following table sets forth information concerning the nominees and the directors whose terms of office will continue after the meeting:

Directors Whose Terms End in 2009	Current Employment

Richard J. Hipple Age — 53	President and Chief Operating Officer, Brush Engineered Materials Inc.
Mr. Hipple joined Brush Wellman, the Company’s largest wholly owned subsidiary, in July 2001 and served as its Vice President of Strip Products from July 2001 until May 2002, at which time he was appointed to President of Alloy Products. In May of 2005, Mr. Hipple was named President and Chief Operating Officer of Brush Engineered Materials Inc. Prior to joining Brush, Mr. Hipple was President of LTV Steel Company, a business unit of the LTV Corporation. Prior to running LTV’s steel business, Mr. Hipple held numerous leadership positions in Engineering, Operations, Strategic Planning, Sales and Marketing and Procurement since 1975 at LTV.

William B. Lawrence Director since 2003 Member — Audit Committee and Organization and Compensation Committee	Former Executive Vice President, General Counsel & Secretary, TRW, Inc. (Advanced Technology Products and Services)
Age — 61
Prior to the sale of TRW, Inc. to Northrop Grumman Corporation in December 2002, Mr. Lawrence served as TRW’s Executive Vice President, General Counsel and Secretary since 1997 and held various other executive positions at TRW since 1976. Mr. Lawrence also serves on the Board of Directors of Ferro Corporation.

William P. Madar Director since 1988 Member — Governance Committee and Organization and Compensation Committee	Retired Chairman of the Board and Former Chief Executive Officer Nordson Corporation (Industrial Application Equipment Manufacturer)
Age — 66

Mr. Madar retired as Chairman of the Board of Nordson Corporation effective March 2004. He had been Chairman since 1997. Prior to that time, he served as Vice Chairman of Nordson Corporation from August 1996 until October 1997 and as Chief Executive Officer from February 1986 until October 1997. From February 1986 until August 1996, he also served as its President. He is a director of Nordson Corporation and Lubrizol Corporation.

Directors Whose Terms End in 2007	Current Employment

Joseph P. Keithley Director since 1997 Member — Governance Committee, Organization and Compensation Committee and Retirement Plan Review Committee	Chairman, Chief Executive Officer and President, Keithley Instruments, Inc. (Electronic Test and Measurement Products)
Age — 57
Mr. Keithley has been Chairman of the Board of Keithley Instruments, Inc. since 1991. He has served as Chief Executive Officer of Keithley Instruments, Inc. since November 1993 and as its President since May 1994. He is a director of Keithley Instruments, Inc. and Nordson Corporation.

William R. Robertson Director since 1997 Member — Audit Committee, Organization and Compensation Committee and Retirement Plan Review Committee	Consulting Partner, Kirtland Capital Partners (Private Equity Investments)
Age — 64

Mr. Robertson has been a Consulting Partner of Kirtland Capital Partners since August 2005, prior to that time he was Managing Partner of Kirtland Capital Partners since September 1997. He was President and a director of National City Corporation from October 1995 until July 1997. He also served as Deputy Chairman and a director of National City Corporation from August 1988 until October 1995. Mr. Robertson is a member of the Board of Managers of the Prentiss Foundation and a member of and Vice President of the Board of Trustees of the Cleveland Museum of Art.

John Sherwin, Jr. Director since 1981 (Lead Director 2005) Member — Audit Committee, Organization and Compensation Committee and Retirement Plan Review Committee	President, Mid-Continent Ventures, Inc. (Venture Capital Company)
Age — 67

Mr. Sherwin has been President of Mid-Continent Ventures, Inc. during the past five years. Mr. Sherwin is a director of John Carroll University and an advisor to Shorebank Cleveland, a trustee of The Cleveland Clinic Foundation and Chairman of the Cleveland Foundation.

Directors Whose Terms End in 2008	Current Employment

Albert C. Bersticker Director since 1993 Member — Governance Committee and Organization and Compensation Committee	Retired Chairman and Chief Executive Officer, Ferro Corporation (Paint, varnishes, lacquers, enamels and allied products)
Age — 71

Mr. Bersticker had served as Non-executive Chairman of Oglebay Norton Company from May 2003 until January 2005. Mr. Bersticker was Chairman of Ferro Corporation from February 1996 and retired in 1999. He served as Chief Executive Officer of Ferro Corporation from 1991 until January of 1999 and as its President from 1988 until February 1996. He also had served as Secretary, Treasurer and a member of the Board of Directors of St. John’s Medical Center in Jackson, Wyoming until January 2005

William G. Pryor Director since 2003 Member — Governance Committee, Organization and Compensation Committee, and Retirement Plan Review Committee	Retired President, Van Dorn Demag Corporation (Plastic Injection Molding Equipment)
Age — 66

Mr. Pryor was President of Van Dorn Demag Corporation from 1993 and retired in 2002. He had also served as President and Chief Executive Officer of Van Dorn Corporation, predecessor to Van Dorn Demag Corporation. Mr. Pryor served on the Board of Directors of Oglebay Norton Company from 1997 until January 2005.

N. Mohan Reddy, Ph.D. Director since 2000 Member — Audit Committee and Organization and Compensation Committee	Professor The Weatherhead School of Management, Case Western Reserve University
Age — 52

Dr. Reddy has been a professor at the Weatherhead School of Management, Case Western Reserve University for the past five years. Dr. Reddy is a director of Keithley Instruments, Inc. Dr. Reddy also serves as consultant to firms in the electronic and semiconductor industries, primarily in the areas of product and market development.

CORPORATE GOVERNANCE; COMMITTEES OF THE BOARD OF DIRECTORS
      We have adopted a Policy Statement on Significant Corporate Governance Issues and a Code of Conduct Policy in compliance with New York Stock Exchange and Securities and Exchange Commission requirements. These materials, along with the charters of the Audit, Governance, Organization and Compensation and Retirement Plan Review Committees of our Board of Directors, which also comply with applicable requirements, are available on our website at www.beminc.com, or upon request by any shareholder to Secretary, Brush Engineered Materials Inc., 17876 St. Clair Avenue, Cleveland, Ohio 44110. We also make our reports on Forms 10-K, 10-Q and 8-K available on our website, free of charge, as soon as reasonably practicable after these reports are filed with the Securities and Exchange Commission. Any amendments or waivers to our Code of Conduct Policy, Committee Charters and Policy Statement on Significant Corporate Governance Issues will also be made available on our website. The information on our website is not incorporated by reference into this proxy statement or any of our periodic reports.

Board Independence
      The New York Stock Exchange listing standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the New York Stock Exchange listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the company, or its subsidiaries or affiliates, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company or its subsidiaries or affiliates. Our Board of Directors has adopted the following standards, which are identical to those of the New York Stock Exchange listing standards, to assist it in its determination of director independence; a director will be determined not to be independent under the following circumstances:

•	The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

•	The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	(a) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (b) the director is a current employee of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

•	The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000, or two percent of such other company’s consolidated gross revenues.
      Our Board of Directors has affirmatively determined that each of our directors, other than Mr. Harnett, who will be retiring effective at the annual meeting of shareholders, and Mr. Hipple (should he be elected in 2006), is “independent” within the meaning of that term as defined in the New York Stock Exchange listing standards; a “non-employee director” within the meaning of that term as defined in Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”); and an “outside director” within the meaning of that term as defined in the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986.

Charitable Contributions
      Within the last three years, we have made no charitable contributions during any single fiscal year to any charity in which an independent director serves as an executive officer, of over the greater of $1 million or 2% of the charity’s consolidated gross revenues.

Non-management Directors
      Our Policy Statement on Significant Corporate Governance Issues provides that the non-management members of the Board of Directors will meet during each regularly scheduled meeting of the Board of Directors. Presently Mr. John Sherwin, Jr., is the lead non-management director.
      In addition to the other duties of a director under the Corporation’s Board Governance Principles, the Lead Director, in collaboration with the other independent directors, is responsible for coordinating the activities of the independent directors, and in that role will:

•	chair the executive sessions of the independent directors at each regularly scheduled meeting;

•	make recommendations to the Board Chairman regarding the timing and structuring of Board meetings;

•	make recommendations to the Board Chairman concerning the agenda for Board meetings, including allocation of time as well as subject matter;

•	advise the Board Chairman as to the quality, quantity and timeliness of the flow of information from management to the Board;

•	serve as the independent point of contact for shareholders wishing to communicate with the Board other than through management;

•	along with the Chairman of the Governance Committee, interview all Board candidates, and provide the Governance Committee with recommendations on each candidate;

•	maintain close contact with the Chairman of each standing committee and assist in ensuring communications between each committee and the Board;

•	lead the CEO evaluation process;

•	be the ombudsman for the CEO to provide two-way communication with the Board.

Board Communication
      Shareholders may communicate with the Board of Directors as a whole, the lead non-management director or the non-management directors as a group, by forwarding relevant information in writing to Lead Director, c/o Secretary, Brush Engineered Materials Inc., 17876 St. Clair Avenue, Cleveland, Ohio 44110. Any other communication to individual directors or committees of the Board of Directors may be similarly addressed to the appropriate recipients, c/o our Secretary.

Audit Committee
      The Audit Committee held six meetings in 2005. The charter of the Audit Committee was previously published as Appendix A of our Proxy Statement dated March 15, 2004. In February 2006, a revised charter for the Audit Committee was adopted and is attached as Appendix A to this Proxy Statement. Under the new charter, shareholder approval will be required for retention or termination of the independent registered public accounting firm. The Audit Committee membership consists of Mr. Robertson, as Chairman and Messrs. Lawrence, Reddy and Sherwin. Under the Audit Committee Charter, the Audit Committee’s principal functions include assisting our Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of our financial statements and our financial reporting process;

•	compliance with ethics policies and legal and other regulatory requirements;

•	our independent registered public accounting firm’s qualifications and independence;

•	our systems of internal accounting and financial controls; and

•	the performance of our independent registered public accounting firm and of our internal audit functions.
      We currently do not limit the number of audit committees on which our Audit Committee members may sit. No member of our Audit Committee serves on the audit committee of three or more public companies in addition to ours. The Audit Committee also prepared the Audit Committee report included under the heading “Audit Committee Report” in this proxy statement.

Audit Committee Expert, Financial Literacy and Independence
      Although our Board of Directors has determined that more than one member of the Audit Committee has the accounting and related financial management expertise to be an “audit committee financial expert,” as defined by the Securities and Exchange Commission, it has named the Audit Committee Chairman, Mr. Robertson, as the named financial expert. Each member of the Audit Committee is financially literate and each member of the Audit Committee satisfies the heightened independence requirements in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.

Governance Committee
      The Governance Committee held two meetings in 2005. The Governance Committee membership consists of Mr. Bersticker, as Chairman and Messrs. Keithley, Madar and Pryor. All the members are independent in accordance with the New York Stock Exchange listing requirements. Its principal functions include:

•	evaluation of candidates for board membership, including any nominations of qualified candidates submitted in writing by shareholders to our Secretary;

•	making recommendations to the full Board of Directors regarding directors’ compensation;

•	making recommendations to the full Board of Directors regarding governance matters; and

•	overseeing the evaluation of the Board and management of the Company.

Nomination of Director Candidates
      The Governance Committee will consider candidates recommended by shareholders for nomination as directors of Brush Engineered Materials. Any shareholder desiring to submit a candidate for consideration by the Governance Committee should send the name of the proposed candidate, together with biographical data and background information concerning the candidate, to the Governance Committee, c/o our Secretary. The Governance Committee did not receive any recommendation for a candidate from a shareholder or shareholder group as of March 10, 2006.
      In recommending candidates to the Board of Directors for nomination as directors, the Governance Committee’s charter requires it to consider such factors as it deems appropriate, consistent with our Policy Statement on Significant Corporate Governance Issues. Such factors should include judgment, skills, diversity, integrity, age, experience with comparable businesses, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources.
      A shareholder of record entitled to vote in an election of directors who timely complies with the procedures set forth in our code of regulations and with all applicable requirements of the Exchange Act and the rules and regulations thereunder, may also directly nominate individuals for election as directors at a shareholders’ meeting. Copies of our code of regulations are available by a request addressed to our Secretary.

Organization and Compensation Committee
      The Organization and Compensation Committee held five meetings in 2005. Its membership consists of Mr. Sherwin, as Chairman, and Messrs. Bersticker, Keithley, Lawrence, Madar, Pryor, Reddy and Robertson. Its principal functions include:

•	reviewing executive compensation;

•	taking action where appropriate or making recommendations to the full Board of Directors with respect to executive compensation;

•	recommending the adoption of executive benefit plans;

•	granting stock options and other awards; and

•	reviewing and recommending actions to the full Board of Directors on matters relating to management succession, retention and development and changes in organization structure.

Retirement Plan Review Committee
      The Retirement Plan Review Committee held two meetings in 2005. Its membership consists of Mr. Keithley as Chairman, and Messrs. Pryor, Robertson and Sherwin. Its principal functions include:

•	reviewing defined benefit pension plans as to current and future costs, funded position, and actuarial and accounting assumptions used in determining benefit obligations;

•	establishing and reviewing policies and strategies for the investment of defined benefit pension plan assets; and

•	reviewing investment options offered under employee savings plans and the performance of those investment options.

Board Attendance
      Our Board of Directors held six meetings in 2005. All of the directors attended at least 75% of the Board and assigned committee meetings during 2005. Our policy is that directors are expected to attend all meetings, including the annual meeting of shareholders. All of our directors attended last year’s annual meeting of shareholders.
DIRECTOR COMPENSATION

Cash Compensation
      Effective May 2, 2006 each director who is not an officer of Brush Engineered Materials will receive an annual retainer fee of $45,000 for each calendar year. The Chairman of each committee, if not an officer, will receive an additional $5,000 on an annual basis and the Chairman of the Audit Committee will receive an additional $10,000 annually. In addition, the Lead Director will receive an additional $15,000. Each audit committee member, except for the Chairman, will receive an additional $5,000.

Deferral of Compensation
      Brush Engineered Materials established a new Deferred Compensation Plan for Non-employee Directors (the “2005 DDC Plan”) as a result of the Jobs Creation Act of 2004. The 2005 DDC Plan provides each non-employee director the opportunity to defer receipt of all or a portion of the compensation payable for his services as a director. Brush Engineered Materials, in turn, transfers an amount equal to the reduction in compensation to a trust, which is invested exclusively in our common stock.

      The previous Deferred Compensation Plan for Non-Employee Directors (the “1992 DDC Plan”) was amended, effective January 1, 2005, to terminate future contributions. The amendment also eliminated provisions that previously permitted a director to receive an early distribution subject to a penalty. The investment choices under the 1992 DDC Plan included our common stock and a menu of other investment choices approved by the Administrative Committee. Upon attaining age 55, a director is still permitted to re-direct the investment of his account among any of those choices.
      Under the 1992 DDC Plan and the 2005 DDC Plan, directors elected to receive an aggregate of $173,167 and $177,334 for 2004 and 2005, respectively, worth of Brush Engineered Materials’ common stock on a deferred basis.

Equity Compensation
      The 1997 Stock Incentive Plan for Non-employee Directors provides newly elected directors with a one-time grant of a nonqualified option to purchase 5,000 shares of Company common stock at fair market value at the date of grant. In addition, this plan provides for an automatic grant of 500 deferred shares of common stock to each eligible director on the business day following the annual meeting of shareholders. During 2005, eight directors were credited with 500 shares each of our common stock. Subject to shareholder approval of the 2006 Non-employee Directors’ Equity Plan, effective May 2, 2006 each new director will receive a one-time award of $100,000 worth of our common stock.
      Under the 1997 Stock Incentive Plan for Non-employee Directors each non-employee director receives the grant of an option to purchase up to 2,000 shares of Brush Engineered Materials’ common stock annually. In 2005, eight directors received stock option grants for 2,000 shares of common stock each at an exercise price of $14.59. Subject to shareholder approval of the 2006 Non-employee Director Equity Plan, effective May 2, 2006 each director will receive annually $45,000 in restricted stock units which will be paid out in common shares at the end of a one-year restriction period unless the participant elects to be paid in deferred stock units.
      Subject to shareholder approval, the 2006 Non-employee Director Equity Plan will replace the 1997 Stock Incentive Plan for Non-employee Directors and the 2005 DDC Plan.
BENEFICIAL OWNERSHIP TABLE
      The following table sets forth, as of March 1, 2006, information with respect to the beneficial ownership of Brush Engineered Materials’ common stock by each person known by Brush Engineered Materials’ to be the beneficial owner of more than 5% of the common stock, by each present director of Brush Engineered Materials, by executive officers of Brush Engineered Materials and by all directors and executive officers of Brush Engineered Materials as a group. Unless otherwise indicated in the note to this table, the shareholders listed in the table have sole voting and investment power with respect to shares beneficially owned by them. Shares that are subject to stock options that may be exercised within 60 days of March 1, 2006 are reflected in the number of shares shown and in computing the percentage of Brush Engineered Materials’ common stock beneficially owned by the person who owns those options.

	Number of		Percent
	Shares		of Class

Non-Officer Directors
Albert C. Bersticker	35,281(	1)(2)	*
Joseph P. Keithley	24,903(	1)(2)	*
William B. Lawrence	10,000(	1)(2)	*
William P. Madar	37,189(	1)(2)	*
William G. Pryor	10,000(	1)(2)	*
N. Mohan Reddy	33,027(	1)(2)	*
William R. Robertson	33,706(	1)(2)(3)	*
John Sherwin, Jr.	29,406(	1)(2)(4)	*
Named Executive Officers
Gordon D. Harnett	366,962(	1)	1.8%
Richard J. Hipple	36,900(	1)	*
John D. Grampa	93,884(	1)	*
Daniel A. Skoch	112,995(	1)	*
All directors and executive officers as a group (including the Named Executive Officers) (12 persons)	824,253(	5)	4.1%
Other Persons
Tontine Partners, LP 55 Railroad Ave., 3rd Floor Greenwich, CT	1,897,000(	6)	9.5%
Dimensional Fund Advisors 1299 Ocean Avenue Santa Monica, California	1,618,311(	7)	8.1%
Wellington Management Company, LLP 75 State Street, 19th Floor Boston, MA	1,195,800(	8)	6.0%
Wells Capital Management Inc. 5335 Meadows Road, Suite 290 Portland, OR	1,177,112(	9)	5.9%

*	Less than 1% of common stock.
(1)	Includes shares covered by outstanding options exercisable within 60 days as follows: Mr. Harnett 332,500; Mr. Hipple 36,900; Mr. Grampa 87,000 and Mr. Skoch 108,000; 9,000 for each of Messrs. Lawrence and Pryor; 10,000 for each of Messrs. Bersticker, Madar and Sherwin and 15,000 for each of Messrs. Keithley, Reddy and Robertson. Also includes 2,000 restricted shares each granted to Mr. Grampa and Mr. Skoch in 2004 pursuant to the 1995 Stock Incentive Plan, as amended, which are subject to forfeiture if Mr. Grampa and Mr. Skoch are not continuously employed in their current capacities for a period of three years ending on February 3, 2007 and December 7, 2007, respectively.
(2)	Includes deferred shares under the 1992 and 2005 Deferred Compensation Plan for Non-Employee Directors and the 1997 Stock Incentive Plan for Non-Employee Directors as follows: Mr. Bersticker 11,153; Mr. Keithley 9,903; Mr. Lawrence 1,000; Mr. Madar 25,989; Mr. Pryor 1,000; Mr. Reddy 18,027; Mr. Robertson 8,206 and Mr. Sherwin 7,101.
(3)	Includes 500 shares owned by Mr. Robertson’s wife of which Mr. Robertson disclaims beneficial ownership.
(4)	Includes 1,429 shares owned by Mr. Sherwin’s children of which Mr. Sherwin disclaims beneficial ownership.

(5)	Includes 657,400 shares subject to outstanding options held by officers and directors and exercisable within 60 days.
(6)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2006, as of December 31, 2005, Jeffrey Gendell had shared voting and shared dispositive power with respect to 1,897,000 shares.
(7)	Dimensional Fund Advisors, an investment adviser in accordance with Section 240.13d-1(b)(1)(ii)(E), reported on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2006, that as of December 31, 2005, it had sole voting and dispositive voting power with respect to 1,618,311 shares. Dimensional possesses voting and dispositive power by virtue of its role as investment adviser to four investment companies registered under the Investment Company Act of 1940 and as investment manager for commingled group trusts and separate accounts. The shares over which Dimensional exercises voting and dispositive power are owned by the four investment companies and other group trusts and separate accounts and Dimensional disclaims ownership of these shares.
(8)	Wellington Capital Management, an investment adviser in accordance with Section 240.13d-1(b)(1)(ii)(E), reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, that as of December 31, 2005, it had shared voting and shared dispositive voting power with respect to 1,195,800 shares.
(9)	Wells Capital Management Incorporated, an investment adviser in accordance with Section 240.13d-1 (b)(1)(ii)(E), reported on a Schedule 13G filed with the Securities and Exchange Commission on March 6, 2006, that as of December 31, 2005, it had sole voting and dispositive voting power with respect to 1,177,112 shares.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires our directors and officers and persons who own 10% or more of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Directors, officers and 10% or greater shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Forms 3, 4 and 5 they file.
      Based solely on our review of copies of forms that we have received, and written representations by our directors, officers and 10% or greater shareholders, all of our directors, officers and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions in our equity securities during the fiscal year ended December 31, 2005.

SUMMARY COMPENSATION TABLE
      The following table sets forth the before-tax compensation for the years shown for Mr. Harnett and the remaining executive officers.

	Annual Compensation(1)								Long-term
									Compensation Awards

			Bonus ($)						Restricted	Securities
									Stock	Underlying	LTIP	All Other
		Salary	Annual			Special		Total	Awards	Options	Payouts	Compensation
Name and Principal Position	Year	($)(2)	Incentive(3)			Award(4)		Bonus	($)(5)	(#)	($)(6)	($)(2)(7)(8)
					+		=
Gordon D. Harnett	2005	623,694	—			597,425		597,425	—	55,000	—	89,928
Chairman of the Board	2004	608,244	738,524	(2)		597,425		1,335,949	—	35,000	658,125	35,767
and Chief Executive	2003	590,400	313,440	(2)		597,425		910,865	—	28,500	601,088	9,558
Officer
Richard J. Hipple	2005	295,842	—			—		—	—	18,000	—	23,299
President and Chief	2004	239,135	190,766			—		190,766	—	9,000	80,040	16,000
Operating Officer	2003	232,123	59,573			—		59,573	—	8,000	62,790	12,000
John D. Grampa	2005	279,067	—			38,311		38,311	—	15,000	—	27,196
Vice President Finance	2004	249,542	237,476			41,195		278,671	34,150	15,000	180,000	12,120
and Chief Financial	2003	242,215	93,447			—		93,447	—	15,000	164,400	1,065
Officer
Daniel A. Skoch	2005	279,806	—			79,544		79,544	—	15,000	—	38,312
Senior Vice President	2004	268,260	255,293	(2)		85,531		340,824	36,860	15,000	193,500	21,107
Administration	2003	260,383	100,455	(2)		85,531		185,986	—	15,000	176,760	4,370

(1)	The column entitled “Other Annual Compensation” to this table has been omitted because no compensation was reportable thereunder.

(2)	Salary for 2005 includes compensation the executive elected to replace with mutual funds under the Company’s Executive Deferred Compensation Plan II (EDCP II) as follows: Mr. Harnett $143,448; Mr. Hipple $0; Mr. Grampa $0 and Mr. Skoch $0.
All Other Compensation for 2005 includes a contribution to the EDCP II as follows: Mr. Harnett $54,310, Mr. Hipple $10,699, Mr. Grampa $14,596 and Mr. Skoch $15,558.
Salary and Bonus for 2004 and 2003 includes compensation the executive elected to replace with options to purchase property other than Brush Engineered Materials’ securities under our Key Employee Share Option Plan as follows: Mr. Harnett $79,066 and $26,232; Mr. Hipple $0 and $0; Mr. Grampa $0 and $0; and Mr. Skoch $20,427 and $5,481.
All Other Compensation for 2004 and 2003 includes amounts in connection with options to purchase property other than Brush Engineered Materials’ securities under our Key Employee Share Option Plan as follows: Mr. Harnett $19,767 and $6,558; Mr. Hipple $0 and $0; Mr. Grampa $0 and $0; and Mr. Skoch $5,106 and $1,370.
The Key Employee Share Option Plan provides for options covering property with an initial value equal to the amount of compensation they replace, divided by 75%, and with an exercise price equal to the difference between that amount and the amount of compensation replaced. Thus, the executive may receive the increase or decrease in market value of the entire amount of the property covered by the option, including the exercise price. Due to The Jobs Creation Act of 2004, the plan was frozen effective December 31, 2004.

(3)	The annual performance compensation plan provides for single-sum cash payments that are based on achieving pre-established financial objectives and other qualitative performance factors. See Compensation Committee Report on Executive Compensation on page 14 under the category of “Annual Performance Compensation.”

(4)	In 2002, we discontinued the Supplemental Retirement Benefit Plan for Mr. Harnett and Mr. Skoch and in 2004 for Mr. Grampa in exchange for amounts paid in settlement of our obligation. In 2005, in lieu of a supplemental plan and in order to retain a competitive position in the marketplace, the Committee exercised its discretion to authorize a special award included under the Special Award column for the Bonus category for 2005 for Mr. Harnett of $597,425, Mr. Skoch $79,544 and Mr. Grampa $38,311. See Compensation Committee Report on Executive Compensation on page 15 under the category of “Special Award.”

(5)	2,000 shares of special restricted stock were awarded to Mr. Grampa on February 2, 2004 and 2,000 shares were awarded to Mr. Skoch on December 7, 2004. Shares are subject to forfeiture if these executives are not continuously employed in their current capacities for a three-year period from the date of grant.

(6)	Payout in 2004 was a cash award based on a two-year performance period measured by improvement in the corporation’s operating profit from January 1, 2003 through December 31, 2004. See Compensation Committee Report on Executive Compensation on page 15 under the category of “Long-Term Incentives.”

(7)	In accordance with the transition rules under Internal Revenue Code Section 409A, options to purchase property other than Brush Engineered Materials’ securities that did not become exercisable prior to 2005 under the Brush Engineered Materials Inc. Key Employee Share Option Plan (the “KESOP”) and corresponding deferrals under the KESOP were cancelled. Each participant who had such KESOP options and deferrals cancelled received payment in the amount of the cancelled deferrals. The amounts received are as follows: Mr. Harnett $23,018 and Mr. Skoch $10,154.

(8)	Except as noted in (2) and (7), amounts in All Other Compensation consist of Company matching contributions to the Brush Engineered Materials Inc. Savings and Investment Plan.

OPTION EXERCISES IN LAST FISCAL YEAR
      The following table provides information about stock options exercised by the executive officers who are included in the Summary Compensation Table and the value of each officer’s unexercised options at December 31, 2005:

	Number of		Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money Options
	Acquired	Value	Options at December 31, 2005	at December 31, 2005,
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Gordon D. Harnett	—	—	332,500/0	$470,995/0
Richard J. Hipple	—	—	34,600/3,900	$74,580/35,745
John D. Grampa	—	—	87,000/0	$218,760/0
Daniel A. Skoch	—	—	108,000/0	$222,995/0
OPTION GRANTS IN LAST FISCAL YEAR
      The following table provides information about stock option grants during 2005 to the executive officers who are included in the Summary Compensation Table. There was one grant of options to Messrs. Harnett, Grampa and Skoch and there were two grants to Mr. Hipple during 2005.

		Individual Grants			Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options	Exercise		Price Appreciation for
	Underlying	Granted to	or Base		Option Term
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Gordon D. Harnett	55,000	34.77	$17.68	2/8/2015	$611,537	$1,549,755
Richard J. Hipple	10,000	6.32	$17.68	2/8/2015	$111,189	$281,774
	8,000	5.06	$14.10	4/29/2015	$70,939	$179,774
John D. Grampa	15,000	9.48	$17.68	2/8/2015	$166,783	$422,661
Daniel A. Skoch	15,000	9.48	$17.68	2/8/2015	$166,783	$422,661
LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR
      No performance restricted shares or performance shares were awarded during 2005 pursuant to the 1995 Stock Incentive Plan, as amended.
EQUITY COMPENSATION PLAN INFORMATION
      The following table provides certain aggregated information relating to our equity compensation plans (including individual compensation plans, if any) as of December 31, 2005:

			Number of Securities
		Weighted-Average	Remaining Available for
	Number of Securities to be	Exercise	Future Issuance Under
	Issued Upon Exercise of	Price of Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants and	(Excluding Securities
	Warrants and Rights	Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,508,260	$16.24	95,460
Equity compensation Plans Not Approved by Security Holders	0	0	0

Total	1,508,260	$16.24	95,460

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Organization and Compensation Committee of the Board of Directors is composed of all the independent, non-employee directors of the Board. The Committee is responsible for developing and making policy recommendations to the Board with respect to our executive compensation. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer, elected executive officers and certain other senior management positions.
      The Committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of executive compensation and the sole authority to approve the fees and other retention terms of such compensation consultants. In 2004, the Committee retained the services of a compensation consultant who conducted a thorough executive total compensation analysis. The analysis included a market survey of base salary, annual performance compensation, and long-term incentives and the recommendations were acted upon in 2005.
Compensation Philosophy — Pay for Performance
      The Committee’s compensation philosophy is to recognize superior results with superior monetary rewards. Where results are below expectations, pay will directly reflect the less-than-targeted performance. The Committee seeks to maintain a balance between cash and stock compensation, and provide a significant portion of total compensation at risk tied to annual and long-term financial performance of our Company as well as the creation of shareholder value.
Total Compensation Strategy
      The executive compensation strategy is to attract and retain qualified executives and to provide appropriate incentives to achieve the long-term success of the Company and to enhance shareholder value over the long term. We employ a total compensation strategy, taking into consideration base pay, annual performance compensation and long-term incentives. Base salary is generally established at competitive levels, and greater weight is put on the performance-driven portions of the compensation package.
      As part of the total compensation strategy, the Committee has given consideration to the increased retention and motivational issues caused by the challenging and controversial regulatory issues and legal disputes we have faced.
Base Salary
      Base salaries are established by the Committee based on an executive’s job responsibilities, level of experience, individual performance and contribution to the business. As noted above, in 2004, the Committee’s compensation consultant conducted a market survey of comparative companies selected on the basis of similar size as well as companies in the metals industry and general manufacturing. Although the comparative companies may be included within those in the proxy statement performance graph, all the performance graph index companies were not surveyed because of their large number and many of them are not comparable to us. Based on the survey information, the Committee targeted the median (50th percentile) for purposes of base salary, and in 2005 certain key employees were granted salary increases consistent with the survey. The Chief Executive Officer, whose salary was above the median market level in the survey, received no increase to his annual base salary in 2005.
Annual Performance Compensation
      A Management Performance Compensation Plan provides for annual, single-sum cash payments that are based on achieving preestablished financial objectives and qualitative performance factors. Qualitative factors include performance against certain strategic measures that reflect individual contributions for the year.
      An annual performance compensation target opportunity is established for each executive by the Committee based on job responsibilities, level of experience, overall business performance and individual contribution to the business, as well as analysis of competitive industry practice, i.e., the aforementioned Committee compensation consultant analysis. The Chief Executive Officer is measured primarily on a preestablished financial objective and to a limited extent on qualitative performance factors. In 2005, the Chief Executive Officer was not awarded any annual performance compensation since the preestablished financial objective (growth in operating profit) was not achieved.

Long-term Incentives
      Long-term Incentive Plans. In 2004, the Committee established a three-year cash incentive plan with management objectives based on financial measures (cumulative operating profit) with a performance period from January 1, 2004 through December 31, 2006. The incentive opportunity varies according to the level of a participant’s organizational responsibility. The Chief Executive Officer can attain 150% of his base pay as in effect on January 1, 2004, for achieving the targeted objective, and 225% for exceeding the maximum objective. The other participants have a lesser opportunity ranging from 40% to 100% at target and 60% to 150% at maximum. As a one-time retention feature, the Committee set separate growth-in-operating-profit targets for two and three years. The targets reached at the end of the second year, December 31, 2005, would provide a two-thirds award which would be “banked” but paid only at the conclusion of the three-year performance period and only if employment continues through the performance period, excepting disability, death or retirement. The Chief Executive Officer earned a “banked” award of $903,825 for performance through 2005, which is not payable until early 2007 at the conclusion of the three year performance period. Other participants had various “banked” awards dependent upon the two-year performance of their business.
      In 2005, the Committee established an overlapping three-year incentive plan using performance shares (as defined under the Corporation’s 1995 Stock Incentive Plan) with management objectives based on financial measures (cumulative operating profit) with a performance period from January 1, 2005 through December 31, 2007. The incentive opportunity varies according to the level of a participant’s organizational responsibility. The Chief Executive Officer was granted 35,277 performance shares, which was equivalent to 100% of his base salary as in effect on January 1, 2005. These shares can be earned for achieving the targeted objective, and 52,915 performance shares, equivalent to 150% of base salary, can be earned for exceeding the maximum objective. Other participants have a lesser opportunity ranging from 10% to 60% of base salary at target and 15% to 90% of base salary at maximum.
      Stock Options. Stock options are typically granted annually to executives and other selected employees whose contributions and skills are important in the long-term success of the Company. The options are granted with the exercise price equal to the market price of the Company’s stock on the day of grant, vest over a period of up to four years and expire after ten years.
      In 2005, a total of 13 selected employees were awarded options. The overall number of option shares granted was 0.82% of total shares outstanding.
      The Committee established a range of potential option awards for the Chief Executive Officer and the other executive officers. The specific number of stock options granted to an executive was determined by the Committee based upon the individual’s level of responsibility, recommendations by management, and a subjective judgment by the Committee of the executive’s contribution to the performance of the Company. The number of options currently held by each executive was not taken into consideration. In 2005, the Committee granted the Chief Executive Officer a stock option covering 55,000 shares of our common stock.
Special Award
      In 2002 we discontinued our Supplemental Retirement Benefit Plan for the Chief Executive Officer as well as a few other participants in exchange for amounts paid in settlement of the Company’s obligation. As a result, their retirement benefit is limited to the amount provided by the qualified pension plan.
      In 2005, in lieu of a supplemental plan and in order to retain a competitive position in the marketplace, the Committee exercised its discretion to authorize special awards to the Chief Executive Officer and the other former participants. The Chief Executive Officer was awarded $597,425. Although we are not obligated under any supplemental plan or otherwise to make such an award, the Committee determined to authorize payment of an actuarially derived amount based upon the objective of providing a present value benefit equivalent to what would have been accrued under the former supplemental plan taking into account prior amounts paid. It is anticipated that the Committee may exercise its discretion to make similar awards in future years, as appropriate to our circumstances.
      Additional considerations in so structuring the “special award” are as follows:

•	the calculation used for estimating an equivalent to the pension plan uses the same benefit formula as for any other salaried employee and included only income above the statutory compensation limit, taking into account in the case of the Chief Executive Officer all prior service for which credit would have been recognized under the former supplemental plan. Prior service for the Chief Executive Officer consists of service with the Company and 14 years of service with his former employer as agreed upon at his time of hire by the Company;

•	the payment is fully taxable as ordinary income to the recipient;

•	no part of the special award is for deferred compensation;

•	there are no guarantees on the assumed rate of returns to the individual once the special award has been paid; and

•	the Company no longer accrues a future benefit on its balance sheet as it had under its prior Supplemental Retirement Plan.

Deferred Compensation
      In 2004, the Committee established “Executive Deferred Compensation Plan II”, which provides an opportunity for deferral of compensation as well as nonelective deferred compensation in an amount equal to 3 percent of annual excess compensation (above the qualified plan limit) for lost defined contribution plan match opportunity. The Chief Executive Officer received $54,310 as nonelective deferred compensation in 2005.
Deductibility of Compensation in Excess of $1 Million a Year
      Section 162(m) of the U.S. Internal Revenue Code of 1986 limits deductibility of compensation in excess of $1 million paid to our Chief Executive Officer and to each of the other four highest-paid executive officers. However, some “performance-based” compensation is specifically exempt from the deduction limit. While the Committee generally takes into consideration the deductibility of its executive officers’ compensation, the Committee retains the flexibility to make payments or awards whether or not such payments or awards qualify for tax deductibility under Section 162(m).
      The foregoing report has been furnished by the Organization and Compensation Committee of the Board of Directors.

John Sherwin, Jr. (Chairman) Albert C. Bersticker Joseph P. Keithley	William B. Lawrence William P. Madar William G. Pryor	N. Mohan Reddy, Ph.D. William R. Robertson

CUMULATIVE SHAREHOLDER RETURN AND PERFORMANCE PRESENTATION
      The following graph sets forth the cumulative shareholder return on our common stock as compared to the cumulative total return of the S&P Small-cap 600 Index and the Russell 2000 Index. Brush Engineered Materials is a component company of the S&P Small-cap 600 Index and the Russell 2000 Index.

	2000	2001	2002	2003	2004	2005

Brush Engineered Materials	$100	$73	$28	$79	$95	$82
S&P Small-cap 600	$100	$107	$91	$126	$155	$167
Russell 2000	$100	$102	$81	$120	$142	$148

(1)	Assumes that the value of our common stock and each index was $100 on December 31, 2000 and that all applicable dividends were reinvested.

PENSION AND RETIREMENT BENEFITS
      The Brush Engineered Materials Inc. Pension Plan (“qualified pension plan”) is a defined benefit plan under which Messrs. Harnett, Hipple, Grampa and Skoch are currently accruing benefits. Effective as of the close of business on May 31, 2005, the benefit under the prior formula for Messrs. Harnett, Hipple, Grampa and Skoch (50% of final average earnings over the highest five consecutive years minus 50% of annual Social Security benefit, the result pro-rated for service less than 35 years) was frozen. The frozen annual benefits as of May 31, 2005, payable beginning at age 65 as a single life annuity, for Messrs. Harnett, Hipple, Grampa and Skoch are $36,612, $9,855, $17,252 and $54,856 respectively. Credited service for pension benefit purposes as of May 31, 2005 for Messrs. Harnett, Hipple, Grampa and Skoch is 14, 3, 6 and 21, respectively.
      Beginning June 1, 2005, the qualified pension plan formula was changed for Messrs. Harnett, Hipple, Grampa and Skoch to 1% of each year’s earnings. The retirement benefit for these individuals will be equal to the sum of that accrued as of May 31, 2005 and that accrued under the new formula for service after May 31, 2005.
      The following table shows the estimated annual pension benefits under the qualified pension plan for Messrs. Harnett, Hipple, Grampa and Skoch for service on and after June 1, 2005. The Internal Revenue Code limits benefits in the qualified pension plan to that based on compensation not in excess of $210,000 in 2005 and $220,000 in 2006. The amounts shown are those which would be payable, as a single life annuity, for retirement at age 65 based on various periods of service:
AGE 65 RETIREMENT BENEFIT

	Years of Service from June 1, 2005 to Age 65

Annual Pay	5 Years	10 Years	15 Years

$210,000	$10,500	$21,000	$31,500
220,000	11,000	22,000	33,000
      The compensation covered by the qualified pension plan is regular base salary, sales commissions and certain performance compensation. The compensation covered by this plan is the same as the amounts shown in the salary and bonus columns of the Summary Compensation Table on page 12.
      The benefit for executives and all salaried employees who have not attained age 58 and completed at least 20 years of service as of June 1, 2005 has been reduced as a result of the above noted change in formula. The following table compares the benefit for an executive under the two scenarios of having been covered during his entire period of employment with Brush Engineered Materials under the formula in effect before and after June 1, 2005:
AGE 65 RETIREMENT BENEFIT

	Years of Service at Age 65
Annual Pay
at Age 65	10 Years	20 Years	30 Years

$210,000
Prior Formula(1)	$26,676	$53,352	$80,028
New Formula	21,000	42,000	63,000
$220,000
Prior Formula(1)	$28,105	$56,209	$84,314
New Formula	22,000	44,000	66,000

(1)	Amounts shown assume an annual Social Security benefit of $23,268.

EMPLOYMENT AGREEMENTS
      We have entered into severance agreements with various senior executives, including Messrs. Harnett, Hipple, Grampa and Skoch to help ensure the continuity and stability of our senior management. If a “change of control” of the company as defined in these agreements, the executive’s employment is terminated by us or one of its affiliates except for cause, or he resigns within one month after the first anniversary of the change, or the nature and scope of his duties worsens or certain other adverse changes occur and the Board of Directors so decides, then severance benefits will apply. For Messrs. Harnett, Hipple, Grampa and Skoch, if applicable, at the time of a change of control, severance benefits include rights to a lump sum payment of three times salary; incentive compensation; cash in lieu of benefits under our Supplemental Retirement Benefit Plan; any special awards; the continuation of retiree medical and life insurance benefits for three years; and a lump sum payment equal to the sum of the present value of any bonus he would have received under any long-term incentive plan (assuming attainment of the plan target rate), any retirement benefits he would have earned during the next three years and the cash value of certain other benefits. For the four named executive officers above, all equity incentive awards also vest, and all stock options become fully exercisable, if the severance benefits are applicable. A termination or demotion following the commencement of discussions with a third party which ultimately result in a change in control will also activate severance benefits. Payments and benefits under the severance agreements are subject to reduction in order to avoid the application of the excise tax on “excess parachute payments” under the Internal Revenue Code, but only if the reduction would increase the net after-tax amount received by the executive.
      Under these agreements, each executive agrees not to compete with us during employment or for one year thereafter; not to solicit any of our employees, agents or consultants to terminate their relationship with us; and to protect our confidential business information. Each executive also assigns to us any intellectual property rights he may otherwise have to any discoveries, inventions or improvements made while in our employ or within one year thereafter. Brush Engineered Materials must secure its performance under the severance agreements through a trust which is to be funded upon the change in control, and amounts due but not timely paid earn interest at the prime rate plus 4%. We must pay attorneys’ fees and expenses incurred by an executive in enforcing his rights under his severance agreement. The severance agreements may have the effect of inhibiting a change in control of the Company.
RELATED PARTY TRANSACTIONS
      In 2002 we entered into life insurance agreements with six employees, including two of the named executive officers, Messrs. Harnett and Skoch, and purchased life insurance policies pursuant to those agreements. These agreements, and the policies, which are owned by the employees, remain outstanding, and the portions of the premiums we paid are treated as loans to the employees, secured by the insurance policies, for financial purposes. The agreements require the employees to maintain the policies’ cash surrender values in amounts at least equal to the outstanding loan balances. The outstanding balances, which have not changed since the inception of the program, are $260,004 for Mr. Harnett and $39,951 for Mr. Skoch. The employees pay a market rate of interest based on the applicable federal rate. The rate is currently 5.2%.
AUDIT COMMITTEE REPORT
      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors’ independence.
      The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for the respective audits. The Committee meets with the internal and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held six meetings during 2005.
      In reliance on these reviews and discussions, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.
      In February 2006, a revised charter for the Audit Committee was adopted and is attached as Appendix A to this proxy statement. Under the new charter, shareholder approval will be required for retention or termination of the independent registered public accounting firm.

William R. Robertson (Chairman)
William B. Lawrence
N. Mohan Reddy, Ph.D.
John Sherwin, Jr.

2. APPROVAL OF BRUSH ENGINEERED MATERIALS INC. 2006 STOCK INCENTIVE PLAN
General
      On March 7, 2006, upon recommendation by the Organization and Compensation Committee, the Board of Directors of Brush Engineered Materials unanimously approved and adopted, subject to the approval of Brush Engineered Materials’ shareholders at the 2006 annual meeting, the Brush Engineered Materials Inc. 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan affords the Organization and Compensation Committee the ability to design compensatory awards that are responsive to Brush Engineered Materials’ needs and includes authorization for a variety of awards designed to advance the interests and long-term success of Brush Engineered Materials by encouraging stock ownership among officers, other salaried employees and consultants of Brush Engineered Materials.
      The 2006 Plan replaces the Brush Engineered Materials Inc. 1995 Stock Incentive Plan (as amended and restated as of March 3, 1998), as amended (“1995 Plan”), which terminated on May 2, 2005. If the 2006 Plan is approved by shareholders, the 1979 Stock Option Plan, the 1984 Stock Option Plan and the 1989 Stock Plan (together, the “Old Option Plans”) will be terminated. Assuming the 2006 Plan and the proposed new Director Plan (See proposal 3) are approved by shareholders at the 2006 annual meeting, the sum of the number of common shares reserved for awards outstanding under the Old Option Plans and the 1995 Plan, and the number of shares available for future awards under the 2006 Plan (total “overhang”) will be approximately 14.9%.
      On March 7, 2006, the Organization and Compensation Committee of the Board granted 121,722 performance restricted shares and 60,861 performance shares that are contingent upon shareholder approval of the 2006 Plan. These shares are the intended method of payment for the Company’s 2006 through 2008 Long-Term Incentive Plan (“LTIP”). Vesting of these shares will occur only if pre-established financial targets (cumulative growth in operating profit over three years) are achieved. There are approximately 36 participants in the LTIP. See New Plan Benefits Table (page 31) for additional information.
      The following is a summary of the principal provisions of the 2006 Plan, a copy of which is set forth as Appendix B to this proxy statement.
Plan Highlights
      The 2006 Plan authorizes the Organization and Compensation Committee to provide equity-based compensation in the form of performance restricted shares, performance shares, performance units, restricted shares, option rights, stock appreciation rights (“SARs”) and restricted stock units for the purpose of providing our officers, salaried employees and consultants incentives and rewards for superior performance. Some of the key features of the 2006 Plan that reflect our commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the 2006 Plan” and in the 2006 Plan.

•	Plan Limits. Total awards under the 2006 Plan are limited to 1,250,000 common shares without par value of Brush Engineered Materials. No more than 850,000 may be issued in the form of awards other than stock options or SARs (after taking into account forfeitures, expirations and cancellations). The aggregate number of restricted stock units or other awards under the 2006 Plan that specify Management Objectives (as described below), performance restricted shares or performance shares that may be granted to any one participant in a calendar year is limited to 50,000. No participant will receive performance units in any calendar year having a value in excess of $1,000,000. The 2006 Plan also limits the aggregate number of stock options and SARs that may be granted to any one participant in a calendar year to 100,000.

•	No Liberal Recycling Provisions. The 2006 Plan provides that, except for awards settled in cash, only common shares covered by awards that expire or are forfeited will again be available for issuance under the 2006 Plan. The following shares will not be added back to the aggregate plan limit: (1) common shares tendered in payment of the option price; (2) common shares withheld by Brush

Engineered Materials to satisfy the tax withholding obligation; and (3) common shares that are repurchased by Brush Engineered Materials with option right proceeds. Further, all common shares covered by a SAR, to the extent that it is exercised and settled in shares, whether or not all shares covered by the award are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the 2006 Plan.

•	Minimum Vesting Periods. The 2006 Plan provides for the following minimum vesting periods, which may be subject to acceleration in the event of the retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event, that:

•	Restricted shares and restricted stock units may not become unrestricted by the passage of time before the third anniversary of the date of grant;

•	Restricted stock units that vest upon the achievement of Management Objectives cannot vest sooner than one year from the date of grant; and

•	The period of time within which Management Objectives (as described below) relating to performance restricted shares, performance shares and performance units must be achieved will be a minimum of one year.

•	No Repricing. Brush Engineered Materials has never repriced underwater stock options, and option repricing is prohibited without shareholder approval under the 2006 Plan.

•	Other Features.

•	The 2006 Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of Brush Engineered Materials’ common shares on the date of grant.

•	The 2006 Plan is designed to allow awards made under the 2006 Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
Summary of the 2006 Plan
      Shares Subject to the 2006 Plan. Subject to adjustment as provided in the 2006 Plan, the number of common shares that may be issued or transferred

•	upon the exercise of option rights or SARs;

•	as restricted performance shares or restricted shares and released from substantial risk of forfeiture thereof;

•	in payment of restricted stock units;

•	in payment of performance shares or performance units that have been earned, or;

•	in payment of dividend equivalents paid with respect to awards made under the 2006 Plan will not exceed in the aggregate 1,250,000 common shares, plus any shares relating to awards that expire or are forfeited or are cancelled under the 2006 Plan. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.
      Shares covered by an award granted under the 2006 Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the 2006 Plan, any shares that were covered by that award will be available for issue or transfer under the 2006 Plan. Notwithstanding anything to the contrary:

•	shares tendered in payment of the exercise price of an option right shall not be added to the aggregate plan limit described above;

•	shares withheld by Brush Engineered Materials to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above;

•	shares that are repurchased by Brush Engineered Materials with option right proceeds shall not be added to the aggregate plan limit described above; and

•	all shares covered by a SAR, to the extent that it is exercised and settled in shares, whether or not all shares covered by the award are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the 2006 Plan.
      The aggregate number of common shares actually issued or transferred by Brush Engineered Materials upon the exercise of incentive stock options (sometimes referred to as “ISOs”) will not exceed 1,250,000 of the common shares reserved for purposes of the 2006 Plan. The number of common shares issued as performance restricted shares, restricted shares, performance shares, performance units or restricted stock units (taking into account any forfeitures, expirations and cancellations) will not, during the life of the 2006 Plan, in the aggregate, exceed 850,000 of the common shares reserved for purposes of the 2006 Plan.
      No participant will be granted restricted stock units or other awards contemplated by the 2006 Plan that specify management objectives or performance shares, in the aggregate, of more than 50,000 during any calendar year. In no event shall any participant in any calendar year receive an award of performance units having an aggregate maximum value as of their respective dates of grant in excess of $1,000,000. No participant will be granted option rights or SARs, in the aggregate, for more than 100,000 common shares during any calendar year.
      Up to 5% of the total maximum number of common shares available under the 2006 Plan may be used for awards thereunder that do not comply with the three-year or one-year requirements applicable to such award as described below. All the share limits discussed above are subject to certain adjustments as provided in the 2006 Plan.
      Eligibility. Officers, other salaried employees and consultants of Brush Engineered Materials and its subsidiaries or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by the Organization and Compensation Committee to receive benefits under the 2006 Plan. Any person who provides services to Brush Engineered Materials or a subsidiary that are equivalent to those typically provided by an employee is also eligible. The Organization and Compensation Committee determines which persons will receive awards and the number of shares subject to such awards. All salaried employees are eligible to participate. However, the current number who are likely to be selected to participate is 37.
      Performance Restricted Shares. An award of performance restricted shares involves the immediate transfer by Brush Engineered Materials to a participant of ownership of a specific number of common shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration from the participant.
      The Organization and Compensation Committee must specify Management Objectives (as discussed below) which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. The Organization and Compensation Committee must also specify in respect of the specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of performance restricted shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.
      Performance restricted shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for a period of at least one year to be determined by the Organization and Compensation Committee on the date of the grant. To enforce these forfeiture provisions, the transferability of performance restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the Organization and Compensation Committee for the period during which the forfeiture provisions are to continue. The Organization and Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of retirement, death or disability or a change in control of Brush Engineered Materials or other similar transaction or event.
      Performance Shares and Performance Units. A performance share is the equivalent of one common share and a performance unit is the equivalent of the market value of one common share on the date of grant. The participant will be given one or more Management Objectives to meet within a specified performance period. The specified performance period will be a period of time not less than one year, but may be subject to earlier termination in the event of retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event. If, by the end of the performance period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the performance shares or performance units. If the participant has not fully achieved the Management Objectives, but has attained or exceeded the predetermined level or levels of acceptable achievement, the participant will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula.
      To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Organization and Compensation Committee. Any grant may specify that the amount payable with respect thereto may be paid by Brush Engineered Materials in cash, common shares or any combination thereof and may either grant to the participant or retain in the Organization and Compensation Committee the right to elect among those alternatives. The grant may provide for the payment of dividend equivalents thereon in cash or in common shares on a current, deferred or contingent basis.
      Restricted Shares. A grant of restricted shares constitutes the immediate transfer by Brush Engineered Materials to a participant of ownership of a specific number of common shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. Such grant or sale may be made without additional consideration or in consideration of a payment by the participant that is less than current market value of the common shares.
      As are performance restricted shares (as described above), restricted shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for at least three years, as the Organization and Compensation Committee may determine at the date of grant. The Organization and Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event.
      Option Rights. Option rights may be granted that entitle the optionee to purchase a specified number of common shares at a price equal to or greater than market value per share on the date of grant. The closing market price of a common share as reported on the New York Stock Exchange on March 7, 2006 was $17.27 per share. The option price is payable

•	in cash;

•	by the transfer to Brush Engineered Materials of nonforfeitable, unrestricted common shares owned by the optionee having a value at the time of exercise equal to the option price;

•	by such other method as may be approved by the Organization and Compensation Committee; or

•	any combination of the foregoing.
      Payment of the option price of any nonqualified option may also be made in whole or in part in the form of restricted shares or other common shares that are subject to risk of forfeiture or restriction on transfer. When paid for with such consideration, unless otherwise determined by the Organization and Compensation Committee on or after the date of the grant, whenever common shares received by the optionee upon the exercise of the nonqualified option is subject to the same risks of forfeiture or restrictions on transfer as applied to the consideration surrendered by the optionee. However, such risks of forfeiture and restriction on transfer shall apply only to the same number of common shares received by the optionee as applied to the forfeitable or restricted common shares surrendered by the optionee.

      The Organization and Compensation Committee has the authority to specify at the time option rights are granted that the common shares will not be accepted in payment of the option price until they have been owned by the optionee for a specified period. However, the 2006 Plan does not require any such holding period and would permit immediate sequential exchanges of common shares at the time of exercise of option rights. To the extent permitted by law, any grant of an option right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the common shares to which the exercise relates.
      Option rights granted under the 2006 Plan may be option rights that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof.
      No option right may be exercisable more than ten years from the date of grant. Each grant will specify the period of continuous service with Brush Engineered Materials or any subsidiary that is necessary before the option rights will become exercisable. A grant of option rights may provide for the earlier vesting of such option rights in the event of retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event. Successive grants may be made to the same optionee whether or not option rights previously granted remain unexercised. Any grant of option rights may specify Management Objectives (as described below) that must be achieved as a condition to exercising such rights.
      The Organization and Compensation Committee may, at the date of grant of any option rights (other than ISO), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis, either in cash or in additional common shares.
      The Organization and Compensation Committee reserves the discretion at or after the date of grant to provide for (1) the payment of a cash bonus at the time of exercise; (2) the availability of a loan at exercise; and (3) the right to tender in satisfaction of the option price nonforfeitable, unrestricted common shares, which are already owned by the optionee and have a value at the time of exercise that is equal to the option price. Additionally, the Organization and Compensation Committee may substitute, without receiving the participant’s permission, SARs paid only in common shares (or SARs paid in common shares or cash at the Organization and Compensation Committee’s discretion) for outstanding options on substantially the same terms.
      SARs. A SAR is a right, exercisable by surrender of the related option right (if granted in tandem with option rights) or by itself (if granted as a free-standing SAR), to receive from Brush Engineered Materials an amount not exceeding 100% of the spread between the base price (or option price if a tandem SAR) and the value of a Common Share on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by Brush Engineered Materials in cash, in common shares, or in any combination thereof, and may either grant to the participant or retain in the Organization and Compensation Committee the right to elect among those alternatives. Any SAR grant may specify that the amount payable on exercise may not exceed a maximum specified by the Organization and Compensation Committee at the time of grant.
      Any grant may specify waiting periods before exercise and permissible exercise dates and periods. Any grant of a SAR may specify that such SAR be exercised only in the event of, or earlier in the event of, retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event. Any grant of SARs may specify Management Objectives that must be achieved as a condition to exercise such rights. Any SAR grant may provide for the payment to the participant of dividend equivalents thereon in cash or common shares on a current, deferred or contingent basis.
      Tandem SARs may be exercised only at a time when the related option right is exercisable and the spread is positive, and require that the related option right be surrendered for cancellation. Free-standing SARs must have a base price that is equal to or greater than the fair market value of a common share on the date of grant. Successive grants of free-standing SARs may be made to the same participant regardless of whether any free-standing SARs remain unexercised. Free-standing SARs must specify the period or periods of continuous employment of the participant by Brush Engineered Materials or any subsidiary that are necessary before the free-standing SAR or installments thereof become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the participant or a change in control of Brush Engineered Materials or similar transaction or event. No free-standing SAR may be exercised more than ten years from the date of grant.
      Restricted Stock Units. A grant of restricted stock units constitutes an agreement by Brush Engineered Materials to deliver common shares or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (including Management Objectives) during the restriction period as the Organization and Compensation Committee may specify. Awards of restricted stock units may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant. During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote such restricted stock units. However, the Organization and Compensation Committee may, at the date of grant, authorize the payment of dividend equivalents on such restricted stock units on either a current or deferred or contingent basis, either in cash or in additional common shares. Each grant or sale will specify the time and manner of payment of restricted stock units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by Brush Engineered Materials in cash, in common shares or in any combination thereof and may either grant to the participant or retain in the Organization and Compensation Committee the right to elect among those alternatives.
      Restricted stock units must be subject to a restriction period of at least three years if such restriction period lapses only by the passage of time, as determined by the Organization and Compensation Committee at the date of grant, except that the Organization and Compensation Committee may provide for a shorter restriction period in the event of retirement, death or disability of the participant or a change of control of Brush Engineered Materials or similar transaction or event. Any grant of restricted stock units may specify Management Objectives which, if achieved, will result in termination or early termination of the restriction period applicable to such shares. If the grant of restricted stock units provides that Management Objectives must be achieved to result in a lapse of the restriction period, the restriction period cannot lapse sooner than one year from the date of grant, but may be subject to earlier lapse in the event of retirement, death or disability of the participant or change of control of Brush Engineered Materials or similar transaction or event. Any such grant may also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock units on which the restriction period will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.
      Evidence of Award. All awards granted under the 2006 Plan must be evidenced by an “evidence of award” containing such terms and provisions, consistent with the 2006 Plan, as the Organization and Compensation Committee may approve. An evidence of award may be an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Organization and Compensation Committee which sets forth the terms and conditions of the award granted. An evidence of award may be in any electronic medium, may be limited to a notation on the books and records of Brush Engineered Materials and, with the approval of the Organization and Compensation Committee, need not be signed by a representative of Brush Engineered Materials or a participant.
      Management Objectives. The 2006 Plan requires that the Organization and Compensation Committee establish “Management Objectives” for purposes of granting performance restricted shares, performance shares and performance units. When so determined by the Organization and Compensation Committee, option rights, SARs, restricted stock units or dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region or function within Brush Engineered Materials or a subsidiary in which the participant is employed. The Management Objectives may be made related to the performance of other companies. Management Objectives applicable to any award to a participant who is, or is determined by the Organization and Compensation Committee likely to become, a

“covered employee” within the meaning of Section 162(m) of the Internal Revenue Code, will be limited to specified levels of or growth in:

•	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings — these profitability metrics could be measured before special items and/or subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, operating cash flow, total cash flow, free cash flow, residual cash flow or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables, or any combination thereof);

•	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and variable margin divided by sales);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio, EBITDA multiple);

•	Sales Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, new product sales growth, growth in value added sales, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, sales per employee); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, increase in yield and productivity and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.
      If the Organization and Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of Brush Engineered Materials, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Organization and Compensation Committee may in its discretion modify such Management Objectives or the level or levels of achievement, in whole or in part, as the Organization and Compensation Committee deems appropriate and equitable, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Internal Revenue Code. In such case, the Organization and Compensation Committee may not make any modification of the Management Objectives or acceptable level or levels of achievement with respect to such “covered employee.”
      Administration. The 2006 Plan is to be administered by the Organization and Compensation Committee. The Organization and Compensation Committee is authorized to interpret the 2006 Plan and related agreements and other documents. To the extent permitted by Ohio law, the Organization and Compensation Committee may, from time to time, delegate to one or more officers of Brush Engineered Materials the authority of the Organization and Compensation Committee to grant and determine the terms and conditions of awards granted under the 2006 Plan. However, such delegation will not be permitted with respect to awards to any executive officer or any person subject to Section 162(m) of the Code.
      Detrimental Activity. Any grant may provide that if a participant, either during employment by Brush Engineered Materials or a subsidiary or within a specified period after termination of employment, engages in any “detrimental activity” (as defined by the Organization and Compensation Committee in the evidence of award), the participant shall forfeit any awards granted under the 2006 Plan then held by the participant or return to Brush Engineered Materials, in exchange for payment by Brush Engineered Materials of any amount actually paid for the common shares by the participant, all common shares that the participant has not disposed of that were offered pursuant to the 2006 Plan within a specified period prior to the date of the commencement of the detrimental activity. With respect to any common shares acquired under the 2006 Plan that the participant has disposed of, if so provided in the evidence of award for such grant, the participant will pay to Brush Engineered Materials in cash the difference between (1) any amount actually paid therefor by the participant pursuant to the 2006 Plan and (2) the market value per share of the common shares on the date they were acquired.
      Transferability. Except as described below, no option right, SAR or other derivative security granted under the 2006 Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Organization and Compensation Committee, option rights and SARs are exercisable during the participant’s lifetime only by him or her or by his or her guardian or legal representative.
      The Organization and Compensation Committee may specify at the date of grant that part or all of the common shares that are (1) to be issued or transferred by Brush Engineered Materials upon exercise of option rights or SARs, upon termination of the restriction period applicable to restricted stock units or upon payment under any grant of performance shares or performance units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the 2006 Plan with respect to performance restricted shares and restricted shares, will be subject to further restrictions on transfer.
      The Organization and Compensation Committee may determine that option rights (other than incentive stock options) and SARs may be transferable by a participant, without payment of consideration therefor by the transferee, only to any one or more members of the participant’s immediate family; provided, however, that (1) no such transfer shall be effective unless reasonable prior notice thereof is delivered to Brush Engineered Materials and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Brush Engineered Materials or the Organization and Compensation Committee and (2) any such transferee shall be subject to the same terms and conditions hereunder as the participant. For the purposes of the 2006 Plan, the term “immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests.
      Withholding Taxes. To the extent that Brush Engineered Materials is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2006 Plan, and the amounts available to Brush Engineered Materials for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to Brush Engineered Materials for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Organization and Compensation Committee) may include relinquishment of a portion of such benefit. In no event may the market value per common share to be withheld and/or delivered to satisfy applicable withholding taxes in connection with the verified records, exceed the minimum amount of taxes required to be withheld.
      Compliance with Section 409A of the Internal Revenue Code. The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the 2006 Plan. To the extent applicable, it is intended that the 2006 Plan and any grants made under the 2006 Plan comply with the provisions of Section 409A of the Internal Revenue Code. The 2006 Plan and any grants made under the 2006 Plan will be administered in a manner consistent with this intent, and any provision of the 2006 Plan that would cause the 2006 Plan or any grant made under the 2006 Plan to fail to satisfy Section 409A shall have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by Brush Engineered Materials without the consent of the participants). Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

      Effective Date. The 2006 Plan will be effective on the date immediately following the date the 2006 Plan is approved by shareholders.
      Amendments. The Organization and Compensation Committee may amend the 2006 Plan from time to time without further approval by shareholders. However, if an amendment (1) would materially increase the benefits accruing to participants under the 2006 Plan; (2) would materially increase the number of securities which may be issued under the 2006 Plan; (3) would materially modify the requirements for participation in the 2006 Plan; or (4) must otherwise be approved by the shareholders in order to comply with applicable law or the rules and regulations of the New York Stock Exchange, the amendment will be subject to shareholder approval and will not be effective unless and until such approval is obtained. In addition, the Organization and Compensation Committee will not, without further approval of the shareholders, authorize the amendment to any outstanding option right to reduce the option price, or cancel any option right and replace it with an award having a lower option price.
      If permitted by Section 409A of the Internal Revenue Code and except in the case of a “covered employee” where such action would result in the loss of an otherwise available exemption under Section 162(m) of the Code, in case of a termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a participant who holds an option right or SAR not immediately exercisable in full, or any performance restricted shares of restricted shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any restricted stock units as to which the restriction period has not been completed, or any performance shares or performance units which have not been fully earned, or who holds common shares subject to any other transfer restriction imposed pursuant to the 2006 Plan, the Organization and Compensation Committee may, in its sole discretion, accelerate the time at which such option right, SAR or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such restriction period will end or the time at which such performance shares or performance units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.
      Subject to the prohibition on option repricing described above, the Organization and Compensation Committee may amend the terms of any award theretofore granted under the 2006 Plan prospectively or retroactively, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Internal Revenue Code. In such case, the Organization and Compensation Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such covered employee. Subject to adjustments (as described above), no such amendment shall impair the rights of any participant without his or her consent. The Organization and Compensation Committee may, in its discretion, terminate the 2006 Plan at any time. Termination of the 2006 Plan will not affect the rights of participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.
      Term of the 2006 Plan. No grant will be made under the 2006 Plan more than 10 years after the date on which the 2006 Plan is first approved by shareholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2006 Plan.
Federal Income Tax Consequences
      The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2006 Plan based on federal income tax laws in effect on January 1, 2006. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants
      Performance Restricted Shares. A recipient of performance restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the performance restricted shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a

recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the Restrictions) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to performance restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.
      Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.
      Restricted Shares. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to Restrictions. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
      Nonqualified Option Rights. In general,

•	no income will be recognized by an optionee at the time a non-qualified option right is granted;

•	at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•	at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      Incentive Option Rights. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
      If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
      SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.
      Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. Any subsequent transfer of unrestricted shares of common stock or cash in satisfaction of such award will generally result in the recipient recognizing ordinary income at the time of transfer, in an amount equal to the aggregate amount of cash and the fair market value of the unrestricted shares of common stock received over the amount paid, if any, by the participant.

Tax Consequences to Brush Engineered Materials or Subsidiary
      To the extent that a participant recognizes ordinary income in the circumstances described above, Brush Engineered Materials or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.
VOTE REQUIRED
      A favorable vote of the majority of votes cast on the matter is necessary for approval of the 2006 Plan.
      The Board of Directors of Brush Engineered Materials unanimously recommends a vote FOR Proposal 2 to approve the 2006 Plan.
NEW PLAN BENEFITS
2006 Stock Incentive Plan

	Performance
	Restricted Shares		Performance Shares(3)

Name and Position	Shares(2)	Value ($)	Shares(2)	Value ($)

Gordon D. Harnett	0	0	0	0
Chairman of the Board, President and
Chief Executive Officer(1)
Richard J. Hipple	29,121	$500,000	14,560	$250,000
President and
Chief Operation Officer
John D. Grampa	10,127	$173,880	5,063	$86,940
Vice President Finance and
Chief Financial Officer
Daniel A. Skoch	10,127	$173,880	5,063	$86,940
Senior Vice President
Administration
Executive Officer Group	49,375	$847,760	24,686	$423,880
Non-Executive Director Group	0	0	0	0
Non-Executive Officer Employee Group	72,347	$1,242,203	36,174	$621,102

(1)	Mr. Harnett will retire effective at the annual meeting of shareholders on May 2, 2006.

(2)	The dollar values shown are based on the average of the high and low stock price on February 7, 2006.

(3)	Each Performance Share is the equivalent of one common share, which will be paid out in cash.
These awards are subject to shareholder approval of the 2006 Plan.

3. APPROVAL OF BRUSH ENGINEERED MATERIALS INC.
2006 NON-EMPLOYEE DIRECTOR EQUITY PLAN
General
      On March 7, 2006, upon recommendation by the Governance Committee, the Board of Directors of Brush Engineered Materials unanimously approved and adopted, subject to the approval of Brush Engineered Materials’ shareholders at the 2006 annual meeting, the Brush Engineered Materials Inc. 2006 Non-employee Director Equity Plan (the “Director Plan”). The Director Plan aligns the interests of non-employee directors more closely with the interests of Brush Engineered Materials’ other shareholders and provides financial incentives and rewards that will help attract and retain the most qualified non-employee directors. The Director Plan replaces the 1997 Stock Incentive Plan for Non-Employee Directors (As Amended and Restated as of May 1, 2001), as further amended, and the 2005 Deferred Compensation Plan for Non-employee Directors (the “2005 Director Plan”).
      The following is a summary of the principal provisions of the Director Plan, a copy of which is set forth as Appendix C to this proxy statement.
Summary of the Plan
      Shares Subject to the Plan. The shares that may be issued or credited to accounts pursuant to the Director Plan will be 150,000 common shares, subject to adjustment in accordance with the Plan.
      Eligibility. Each member of the Board of Directors who is not an employee of Brush Engineered Materials will be eligible to receive awards and common shares under the Director Plan. The current number of Directors who are eligible is eight.
      Compensation in General. The amount of the director retainer fee, any director fees that may be payable for attendance at meetings of the Board of Directors and/or committees thereof and any other compensation paid to directors (collectively, “Director Compensation”) will be determined from time to time in accordance with the Code of Regulations of Brush Engineered Materials and applicable law.
      Equity Awards in General. The Governance Committee may grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, other stock awards and deferred stock units to participants under the Director Plan. Each award granted under the Director Plan will be subject to such terms and conditions as shall be established by the Governance Committee, and the Governance Committee will determine the number of common shares underlying each award.
      Stock Options. The exercise price of each option will be determined by the Governance Committee, but will not be less than 100% of the fair market value of a common share on the date the option is granted. Each option will expire and will be exercisable at such time and subject to such terms and conditions as the Governance Committee shall determine, provided that no option will be exercisable later than the tenth anniversary of its grant. In no event will the Governance Committee cancel any outstanding stock option for the purpose of reissuing the stock option to the participant at a lower exercise price or reduce the exercise price of an outstanding stock option. The closing market price of a common share as reported on the New York Stock Exchange on March 7, 2006 was $17.27 per share.
      SARs. SARs may be granted in tandem with a stock option granted under the Director Plan or on a free-standing basis. The grant price of a tandem SAR will be equal to the exercise price of the related option and the grant price of a free-standing SAR will be at least equal to 100% of the fair market value of a common share on the date of its grant. A SAR may be exercised upon such terms and conditions and for such term as the Governance Committee in its sole discretion determines, provided that the term will not exceed the option term in the case of a tandem SAR or ten years in the case of a free-standing SAR. Payment for an SAR may be made in cash or stock, as determined by the Governance Committee.

      Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be subject to such restrictions and conditions as the Governance Committee determines and all restrictions will expire at such times as the Governance Committee specifies.
      Stock Awards. The Governance Committee may award to participants, on a quarterly or other basis, a specified number of common shares or a number of common shares equal to a dollar value as determined by the Governance Committee from time to time.
      Deferred Stock Units. Each participant may elect to have restricted stock units or other stock awards under the Director Plan paid in the form of deferred stock units upon vesting or payment of such award, which deferred stock units will be credited to a bookkeeping account in the name of the participant in accordance with the Director Plan.
      Formula Awards. Unless otherwise determined by the Governance Committee, the following awards will be made automatically:

(1)	On the business day following the day a participant is first elected or appointed to the Board of Directors, such participant will be granted Common Shares equal to $100,000 divided by the fair market value of a Common Share on the day the participant is elected or appointed to the Board; and

(2)	On the business day following the annual meeting of shareholders beginning with the 2006 annual meeting, each participant will be granted the number of restricted stock units equal to $45,000 divided by the fair market value of a common share on the day of the annual meeting. Such restricted stock units will be paid-out in common shares at the end of a one-year restriction period unless the participant elects to be paid in deferred stock units. Pro-rata payment will be made in the event a participant terminates service prior to the end of the one-year restriction period.
      Further Elections. Any participant may elect to have all or any portion of the cash portion of his or her Director Compensation paid in common shares and may further elect to have all or any portion of any Director Compensation that the participant has elected to receive in common shares and any awards granted as Director Compensation paid in the form of deferred stock units, which will be credited to the participant’s account. For the portion of a participant’s cash Director Compensation that he or she elects to receive in common shares, the number of common shares to be issued will equal the cash amount that would have been paid divided by the fair market value of one common share on the first business day immediately preceding the date on which such cash amount would have been paid. Awards that are so deferred pursuant to the Director Plan will be credited to the deferred stock units account on a one for one basis.
      An election under the Director Plan must be made in writing and delivered to Brush Engineered Materials prior to the first day of the calendar year for which the Director Compensation would be earned. Special rules apply to the 2006 grant of $45,000 worth of restricted stock units and in the year a new director joins the Board.
      Deferral. If a participant elects to receive deferred stock units, there will be credited to the participant’s account as of the day such Director Compensation would have been paid, the number of deferred stock units which is equal to the number of common shares that would otherwise have been delivered to the participant on such date. The deferred stock units credited to the participant’s account (plus any additional shares credited as described above) will represent the number of common shares that Brush Engineered Materials will issue to the participant at the end of the deferral period. Unless otherwise provided under the Director Plan or any award granted under the Director Plan, all deferred stock units awarded under the Director Plan will vest 100% upon the award of such deferred stock units.
      The deferred stock units will be subject to a deferral period beginning on the date of crediting to the participant’s account and ending upon termination of service as a director or such other period as the participant may have elected. The period of deferral will be for a minimum period of one year, except in the case where the participant elects a deferral period determined by reference to his or her termination of service as a director. The participant may elect payment in a lump sum or payment in equal installments over five or ten years. If the participant does not specify a time for payment, the participant will receive payment upon termination of service as a director and if no method of payment is specified by the participant, he or she will receive payment in a lump sum. Elections with respect to time and method of payment must be made at the same time as the election to defer. A participant may change the period of deferral by filing a subsequent election with Brush Engineered Materials at least twelve months before the date of the previously elected payment date, and the newly elected payment date (or payment commencement date) must be at least five years after the previously elected payment date (or the previously elected payment commencement date). However, such modification will not be effective unless the participant remains a director for at least twelve months after the date on which such modification was made. During the deferral period, the participant will have no right to transfer any rights under his or her deferred stock units and will have no other rights of ownership therein.
      A participant’s account will be credited as of the last day of each calendar quarter with that number of additional deferred stock units equal to the amount of cash dividends paid by Brush Engineered Materials during such quarter on the number of common shares equivalent to the number of deferred stock units in the participant’s account from time to time during such quarter divided by the fair market value of one common share on the day immediately preceding the last business day of such calendar quarter. Such dividend equivalents, which will likewise be credited with dividend equivalents, will be deferred until the end of the deferral period for the deferred stock units with respect to which the dividend equivalents were credited.
      Notwithstanding the foregoing,

•	if, upon the participant’s termination of service as a director, the value of the participant’s account is less than $10,000, the amount of such participant’s account will be immediately paid to the participant in cash or common shares;

•	if a change in control of Brush Engineered Materials occurs, the amount of each participant’s account will immediately be paid to the participant in full; and

•	in the event of an unforeseeable emergency, as defined in Section 409A of the Internal Revenue Code of 1986, that is caused by an event beyond the control of the participant and that would result in severe financial hardship to the individual if acceleration were not permitted, the Governance Committee will accelerate the payment to the participant of the participant’s account, but only up to the amount necessary to meet the emergency.
      Delivery of Shares. Brush Engineered Materials will make delivery of certificates representing the common shares which a participant is entitled to receive 60 days following the participant’s right to receive such common shares.
      Administration. The Director Plan is to be administered by the Governance Committee. The Governance Committee is authorized to interpret the Director Plan and related agreements and other documents.
      Transferability. Except as described below, no option right, SAR or other derivative security granted under the Director Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Governance Committee, option rights and SARs are exercisable during the participant’s lifetime only by him or her or by his or her guardian or legal representative.
      The Governance Committee may specify at the date of grant that part or all of the common shares that are (1) to be issued or transferred by Brush Engineered Materials upon exercise of option rights or SARs, upon termination of the restriction period applicable to restricted stock units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Director Plan with respect to restricted shares, will be subject to further restrictions on transfer.
      The Governance Committee may determine that option rights and SARs may be transferable by a participant, without payment of consideration therefor by the transferee, only to any one or more members of the participant’s immediate family; provided, however, that (1) no such transfer shall be effective unless reasonable prior notice thereof is delivered to Brush Materials Engineered and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by Brush Engineered Materials or the Governance Committee and (2) any such transferee shall be subject to the same terms and conditions hereunder as the participant. For the purposes of the Director Plan, the term “immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests.
      Compliance with Section 409A of the Internal Revenue Code. The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Director Plan. To the extent applicable, it is intended that the Director Plan and any grants made under the Director Plan comply with the provisions of Section 409A of the Internal Revenue Code. The Director Plan and any grants made under the Director Plan will be administered in a manner consistent with this intent, and any provision of the Director Plan that would cause the Director Plan or any grant made under the Director Plan to fail to satisfy Section 409A shall have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by Brush Engineered Materials without the consent of the participants). Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
      Effective Date. The Director Plan will be effective on the date immediately following the date the Director Plan is approved by shareholders. Special rules apply to any account balances held by a participant under the 2005 Director Plan in the form of deferred shares.
      Termination or Amendment of the Director Plan. The Governance Committee may at any time and from time to time terminate, amend or suspend the Director Plan; provided, however, that the Governance Committee may not materially alter the Director Plan without shareholder approval, including by increasing the benefits accrued to participants under the Director Plan; increasing the number of securities which may be issued under the Director Plan; modifying the requirements for participation in the Director Plan; or by including a provision allowing the Board or the Governance Committee to lapse or waive restrictions at its discretion. An amendment or the termination of the Director Plan will not adversely affect the right of a participant to receive common shares issuable or cash payable at the effective date of the amendment or termination.
      Term of the Director Plan. No grant will be made under the Director Plan more than 10 years after the date on which the Director Plan is first approved by shareholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Director Plan.
Federal Income Tax Consequences
      The following is a brief summary of some of the federal income tax consequences of certain transactions under the Director Plan based on federal income tax laws in effect on January 1, 2006. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants
      Nonqualified Option Rights. In general,

•	no income will be recognized by an optionee at the time a non-qualified option right is granted;

•	at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•	at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.
      Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to Restrictions. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
      Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. Any subsequent transfer of unrestricted common shares or cash in satisfaction of such award will generally result in the recipient recognizing ordinary income at the time of transfer, in an amount equal to the aggregate amount of cash and the fair market value of the unrestricted shares of common stock received over the amount paid, if any, by the participant.

Stock Awards
      The recipient of a stock award generally will be subject to tax at ordinary income rates on the fair market value of the stock award (reduced by any amount paid by the participant for such stock) at the time of grant.

Deferred Stock Units
      The recipient of the deferred stock units will generally be subject to tax at ordinary income rates on the fair market value of the common shares received in satisfaction of the deferred stock units at the time of distribution.

Tax Consequences to Brush Engineered Materials or Subsidiary
      To the extent that a participant recognizes ordinary income in the circumstances described above, Brush Engineered Materials or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness and is an ordinary and necessary business expense.
VOTE REQUIRED
      A favorable vote of the majority of votes cast on the matter is necessary for approval of the Director Plan.
      The Board of Directors of Brush Engineered Materials unanimously recommends a vote FOR Proposal 3 to approve the Director Plan.

NEW PLAN BENEFITS
Non-employee Director Equity Plan

	Restricted Stock
	Units

Name and Position	Number	Value ($)

Gordon D. Harnett	0	0
Chairman of the Board, President
and Chief Executive Officer
Richard J. Hipple	0	0
President and Chief
Operation Officer
John D. Grampa	0	0
Vice President Finance and
Chief Financial Officer
Daniel A. Skoch	0	0
Senior Vice President
Administration
Executive Officer Group	0	0
Non-Executive Director Group*	20,967	360,000
Non-Executive Officer Employee Group	0	0

*	This reflects the annual grant for 2006 of $45,000 worth of restricted stock units for each of the eight non-employee directors. The number of restricted stock units assumes a price of $17.17; i.e., the average of the high and low stock price on March 7, 2006.

4. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for fiscal 2006 and presents this selection to the shareholders for ratification. Ernst & Young LLP will audit our consolidated financial statements for fiscal 2006 and perform other permissible, pre-approved services. Representatives of Ernst & Young LLP are expected to be present at the 2006 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions.

Preapproval Policy for External Auditing Services
      The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by our independent registered public accounting firm, including the scope of and estimated fees for such services. Our independent registered public accounting firm, after consultation with management, will submit a budget, based on guidelines set forth in the policy, for the Audit Committee’s approval for its annual audit and associated quarterly reviews and procedures. Management, after consultation with our independent registered public accounting firm, will submit a budget, based on guidelines set forth in the policy, for the Audit Committee’s approval for audit related, tax and other services to be provided by our independent registered public accounting firm for the upcoming fiscal year. The policy prohibits our independent registered public accounting firm from providing certain services described in the policy as prohibited services. The Audit Committee approved all of the estimated fees described below under the heading “External Audit Fees.”

External Audit Fees

	2005	2004

Audit Fees	$1,509,500	$1,256,400
Audit-Related Fees	183,500	89,550
Tax Fees	231,500	103,200
All Other Fees	0	0

Total	$1,924,500	$1,449,150

Audit Fees
      Audit fees consist of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and on management’s assessment and effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and audits in connection with statutory requirements.
Audit-Related Fees
      Audit-related services principally include the audit of financial statements of our employee benefit plans and accounting assistance and advisory services related to the Sarbanes-Oxley Act of 2002.
Tax Fees
      Tax fees include corporate tax compliance, tax advice and tax planning.
All Other Fees
      We had no fees included in “All Other Fees” during 2005.
      The Board of Directors of Brush Engineered Materials unanimously recommends a vote FOR Proposal 4 to ratify and appoint the role of Ernst & Young LLP as independent registered public accounting firm for the year 2006.

SHAREHOLDER PROPOSALS
      We must receive by November 28, 2006, any proposal of a shareholder intended to be presented at the 2007 annual meeting of Brush Engineered Materials’ shareholders and to be included in our proxy, notice of meeting and proxy statement related to the 2007 annual meeting pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934. These proposals should be submitted by certified mail, return receipt requested. Proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2007 annual meeting must be received by us on or before the date determined in accordance with our code of regulations or they will be considered untimely under Rule 14a-4(c) of the Exchange Act. Under our code of regulations, proposals generally must be received by us no fewer than 60 and no more than 90 days before an annual meeting. However, if the date of a meeting is more than ten days from the anniversary of the previous year’s meeting and we do not give notice of the meeting at least 75 days in advance, proposals must be received within ten days from the date of our notice. Our proxy related to the 2007 annual meeting of Brush Engineered Materials’ shareholders will give discretionary authority to the proxy holders to vote with respect to all proposals submitted outside the processes of Rule 14a-8 received by us after the date determined in accordance with our code of regulations.
OTHER MATTERS
      We do not know of any matters to be brought before the meeting except as indicated in the notice. However, if any other matters properly come before the meeting for action of which we did not have notice prior to March 1, 2006, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his own judgment.

By order of the Board of Directors, Brush Engineered Materials Inc. Michael C. Hasychak
Secretary
Cleveland, Ohio
March 16, 2006

APPENDIX A
BRUSH ENGINEERED MATERIALS INC.
AUDIT COMMITTEE CHARTER
(as adopted by the Board of Directors on February 7, 2006)
Purposes
      This Charter governs the operations of the Audit Committee of the Board of Brush Engineered Materials Inc. The Audit Committee has been created by the Board to (a) assist the Board in fulfilling the Board’s oversight responsibilities to the shareholders, potential shareholders and other constituencies with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process and compliance with ethics policies and legal and other regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the Company’s systems of internal accounting and financial controls and (v) the performance of the independent auditors and of the Company’s internal audit function; and (b) prepare the Audit Committee’s report, made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in the Company’s annual proxy statement (the “Audit Committee Report”).
Composition of the Audit Committee
      Number. The Audit Committee is appointed by the Board and is comprised of at least three members.
      Qualifications. Each Audit Committee member is to have all of the following qualifications:

1) Each Audit Committee member must meet the independence criteria of (a) the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board in its business judgment and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the Securities and Exchange Commission (“SEC”).

2) Each Audit Committee member must be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee is to have accounting or related financial management expertise sufficient to meet the criteria of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The Board shall determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial expertise and meets the financial expert criteria. The designation or identification of a person as an “audit committee financial expert” shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation or identification, or (b) affect the duties, obligations or liability of any other member of the Audit Committee or Board.

3) Each Audit Committee member is to receive as compensation from the Company only those forms of compensation as are not prohibited by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NYSE. Permitted compensation includes (a) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board Committee) and/or (b) fixed amounts of compensation under a retirement plan (including pension payments or other deferred compensation) for prior service with the Company provided that such compensation is not contingent in any way on continued service.

4) If an Audit Committee member simultaneously serves on the audit committee of more than three companies that are required to file reports pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. The Company will be required to disclose any such determination in its annual proxy statement.

      Appointment. The Board will appoint the members and the Chairman of the Audit Committee based on nominations made by the Company’s Governance Committee. Audit Committee members serve at the pleasure of the Board and for such term or terms as the Board may determine.
Responsibilities and Duties of the Audit Committee
      The Audit Committee is responsible to oversee the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.
      In performing its responsibilities, the Audit Committee shall:

1) Retain the Independent Auditors: The Audit Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, subject to shareholder approval, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the Company’s independent auditors. The Audit Committee is to exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing standards promulgated thereunder by the SEC and NYSE. The Audit Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Audit Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Audit Committee at its next scheduled meeting.

2) Review and discuss the Auditors’ Quality Control: The Audit Committee is to, at least annually, obtain and review and discuss a report by the independent auditors describing (a) the audit firm’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

3) Review and discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Audit Committee is to at least annually review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Audit Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. In connection with the Audit Committee’s evaluation of the auditors’ independence, the Audit Committee is to also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors, and consider whether or not there should be rotation of the independent audit firm itself.

4) Set Hiring Policies: The Audit Committee is to set clear hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002.

5) Review and Discuss the Audit Plan: The Audit Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

6) Review and Discuss Conduct of the Audit: The Audit Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management and (c) significant issues discussed with the independent auditors’ national office. The Audit Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

7) Review and Discuss Financial Statements and Disclosures: The Audit Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (b) the disclosures regarding internal controls and other matters required to be reported to the Audit Committee by Section 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

8) Review and Discuss the Content of Financial Press Releases: The Audit Committee is to review and discuss the content of all financial press releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

9) Review and Discuss Internal Audit Plans: The Audit Committee is to review and discuss with the Director of Internal Auditing and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation. The Audit Committee is to review and approve management’s appointment, termination or replacement of the Chief Internal Auditor.

10) Review and Discuss Internal Audit Reports: The Audit Committee is to review and discuss with the Chief Internal Auditor and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11) Review and Discuss the Systems of Internal Accounting Controls: The Audit Committee is to review and discuss with the independent auditors, the Chief Internal Auditor, the General Counsel, as appropriate, and, if and to the extent deemed appropriate by the Audit Committee, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Audit Committee by Section 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

12) Review and Discuss the Audit Results: The Audit Committee is to review and discuss with the independent auditors (a) the report of their annual audit, or proposed report of their annual audit, (b) the accompanying management letter, if any, (c) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing is to include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and the rules and listing standards promulgated thereunder by the SEC and NYSE, and, as appropriate, (a) a review of major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) a review of analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (c) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13) Obtain Assurances under Section 10A(b) of the Exchange Act: The Audit Committee is to obtain assurance from the independent auditors that in the course of conducting the audit there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Audit Committee under Section 10A(b) of the Exchange Act.

14) Discuss Risk Management Policies: The Audit Committee is to discuss policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Audit Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee should periodically review the Company’s contingency plans for protection of vital information and business conduct in the event of an operations interruption.

15) Obtain Reports Regarding Conformity With the Company’s Code of Conduct Policy: The Audit Committee is to periodically obtain reports from management and the Company’s Chief Internal Auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with the Company’s Code of Conduct Policy. The Audit Committee should advise the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Conduct Policy.

16) Obtain Reports Regarding Conformity With Legal Requirements: The Audit Committee is to periodically obtain reports from management and the Company’s Chief Internal Auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements. Similar information should be obtained from the Company’s independent auditors, as appropriate, based on known events and/or issues. The Audit Committee should advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

17) Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Audit Committee is to establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing standards promulgated thereunder by the SEC and NYSE. The Audit Committee is to discuss with management and the independent auditor any correspondence with regulators or governmental agencies regarding complaints or concerns of the Company’s financial statements, accounting policies or business practices.

18) Discuss With General Counsel Matters Regarding Financial Statements or Compliance Policies: Annually, and to the extent deemed required, the Audit Committee should discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Audit Committee is to receive reports from the Company’s counsel of evidence of any material violation of securities laws or breaches of fiduciary duties.

19) Review and Discuss Other Matters: The Audit Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit Committee may, in its own discretion, deem desirable in connection with the review functions described above.

20) Make Board Reports: The Audit Committee should report its activities regularly to the Board in such manner and at such times as the Audit Committee and the Board deem appropriate, but in no event less than once a year. This report is to include the Audit Committee’s conclusions with respect to its evaluation of the independent auditors.

21) Maintain Flexibility: The Audit Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Meetings of the Audit Committee
      The Audit Committee should meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chair of the Audit Committee is, in consultation with the other members of the Audit Committee, the Company’s independent auditors and the appropriate officers of the Company, responsible for calling meetings of the Audit Committee, approve and/or establish agendas therefor and supervising the conduct thereof. The Audit Committee may also take any action permitted hereunder by unanimous written consent.
      The Audit Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee should meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Audit Committee, management, the independent auditors or such other persons believe should be discussed privately.
Resources and Authority of the Audit Committee
      The Audit Committee is to have the resources and authority appropriate to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.
Audit Committee Report
      The Audit Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.
Annual Review of Charter
      The Audit Committee will conduct and review with the Board annually an evaluation of this Charter and recommend any changes to the Board. The Audit Committee may conduct this charter evaluation in such manner as the Audit Committee, in its business judgment, deems appropriate.
Annual Performance Evaluation
      The Audit Committee will conduct and review with the Board annually an evaluation of the Audit Committee’s performance with respect to the requirements of this Charter. The Audit Committee may conduct this performance evaluation in such manner as the Audit Committee, in its business judgment, deems appropriate.
      Consistent with the New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. This Charter will also be periodically published in the proxy statement relating to the Company’s annual meeting of shareholders.

APPENDIX B
BRUSH ENGINEERED MATERIALS INC.
2006 STOCK INCENTIVE PLAN

i

BRUSH ENGINEERED MATERIALS INC.
2006 STOCK INCENTIVE PLAN
      1. Purpose. The purpose of this Plan is to attract and retain officers, other key employees and consultants of Brush Engineered Materials Inc. (the “Corporation”) and its Subsidiaries and to provide such persons with incentives and rewards for superior performance and to promote equity participation by the officers, key employees and consultants of the Corporation, and thereby reinforcing a mutuality of interest with other shareholders, and permitting officers, key employees and consultants to share in the Corporation’s growth.
      2. Definitions. As used in this Plan,
      “Appreciation Right” means a right granted pursuant to Section 8 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.
      “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.
      “Board” means the Board of Directors of the Corporation.
      A “Change in Control” of the Corporation shall have the meaning determined by the Committee from time to time.
      “Code” means the Internal Revenue Code of 1986, as amended from time to time.
      “Committee” means the committee described in Section 10(a) of this Plan.
      “Common Shares” means (i) Common Shares without par value of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.
      “Covered Employee” means a Participant who is, or is determined by the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).
      “Date of Grant” means the date specified by the Committee on which a grant of Performance Restricted Shares, Performance Shares or Performance Units, Option Rights, Appreciation Rights or a grant or sale of Restricted Shares or Restricted Stock Units shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.
      “Designated Subsidiary” means a subsidiary that is (i) not a corporation or (ii) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than 80 percent of the total combined voting power represented by all classes of stock issued by such corporation.
      “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of the award granted. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Corporation and, with the approval of the Committee, need not be signed by a representative of the Corporation or a Participant.
      “Free-standing Appreciation Right” means an Appreciation Right granted pursuant to Section 8 of this Plan that is not granted in tandem with an Option Right.
      “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision thereto.
      “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Restricted Shares, Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock Units or dividend credits. Management Objectives may be described in terms of Corporation-

wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives may be relative to the performance of other companies. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely, to become, a Covered Employee shall be limited to specified levels of or growth in one or more of the following criteria:

(i) Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings — these profitability metrics could be measured before special items and/or subject to GAAP definition);

(ii) Cash Flow (e.g., EBITDA, operating cash flow, total cash flow, free cash flow, residual cash flow or cash flow return on investment);

(iii) Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

(iv) Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables, or any combination thereof);

(v) Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and variable margin divided by sales);

(vi) Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio, EBITDA multiple);

(vii) Sales Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, new product sales growth, growth in value added sales, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, sales per employee); and

(viii) Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, increase in yield and productivity and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.
If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.
      “Market Value per Share” means, as of any particular date, the fair market value of the Common Shares as determined by the Committee.
      “Nonqualified Option” means an Option Right that is not intended to, qualify as a Tax-qualified Option.
      “Optionee” means the person so designated in an Evidence of Award evidencing an outstanding Option Right.
      “Option Price” means the purchase price payable upon the exercise of an Option Right.
      “Option Right” means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 7 of this Plan.

      “Participant” means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other salaried employee or consultant of the Corporation or a Subsidiary or (ii) has agreed to commence serving in any of such capacities, within 90 days of the Date of Grant. The term “Participant” shall also include any person who provides services to the Corporation or a Subsidiary that are equivalent to those typically provided by an employee.
      “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 5 of this Plan within, which, the Management Objective relating thereto is to be achieved.
      “Performance Restricted Shares” means Common Shares granted pursuant to Section 4 of this Plan as to which neither substantial risk of forfeiture nor the restrictions on transfer referred to in such Section 4 has expired.
      “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share and is awarded pursuant to Section 5 of this Plan.
      “Performance Unit” means a bookkeeping entry that records a unit equivalent to the Market Value per Share of one Common Share on the Date of Grant and is awarded pursuant to Section 5 of this Plan.
      “Plan” means the Brush Engineered Materials Inc. 2006 Stock Incentive Plan, as may be amended from time to time.
      “Restricted Shares” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in such Section 6 has expired. Restricted Shares are not subject to Management Objectives specified by the Committee.
      “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions under Section 9 of this Plan.
      “Restricted Stock Units” means an award pursuant to Section 9 of this Plan of the right to receive Common Shares at the end of a specified Restriction Period.
      “Spread” means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.
      “Subsidiary” means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Corporation owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.
      “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 8 of this Plan that is granted in tandem with an Option Right.
      “Tax-qualified Option” means an Option Right that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

      3. Shares Subject to this Plan.

(a) Maximum Shares Available Under Plan.

(i) Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) as Restricted Shares or Performance Restricted Shares and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, or (E) in payment of dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate 1,250,000 Common Shares, plus any Common Shares relating to awards that expire or are forfeited or are cancelled under this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii) Common Shares covered by an award granted under this Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) Common Shares tendered in payment of the Option Price of a Option Right shall not be added to the aggregate plan limit described above; (B) Common Shares withheld by the Corporation to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (C) Common Shares that are repurchased by the Corporation with Option Right proceeds shall not be added to the aggregate plan limit described above; and (D) all Common Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Common Shares, whether or not all Common Shares covered by the award are actually issued to the Participant upon exercise of the right, shall be considered issued or transferred pursuant to this Plan.

(b) Life-of-Plan Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment pursuant to Section 10 of this Plan:

(i) The aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed 1,250,000.

(ii) The aggregate number of Common Shares issued as or in payment of, as the case may be, Performance Restricted Shares, Performance Shares, Performance Units, Restricted Shares (and released from substantial risk of forfeiture) or Restricted Stock Units shall not in the aggregate exceed 850,000.

(c) Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment pursuant to Section 10 of this Plan:

(i) No Participant shall be granted, Restricted Stock Units that specify Management Objectives, Performance Restricted Shares, Performance Shares, in the aggregate, for more than 50,000 Common Shares during any calendar year.

(ii) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

(iii) No Participant shall be granted Option Rights or Appreciation Rights, in the aggregate, for more than 100,000 Common Shares during any calendar year.

(d) Exclusion from Certain Restrictions. Notwithstanding anything in this Plan to the contrary, up to 5% of the maximum number of Common Shares provided for in Section 3(a)(i) above may be used for awards granted under Sections 4 through 10 of this Plan that do not comply with the three-year requirements set forth in Sections 6(c) and 9(c) of this Plan and the one-year requirements of Sections 4(b), 5(b) and 9(b) of this Plan.

      4. Performance Restricted Shares. The Committee may from time to time and upon such terms and conditions as it may determine, authorize grants to Participants of Performance Restricted Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Any grant of Performance Restricted Shares shall specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such Shares and each grant shall specify in respect of the specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives; provided, however, that no such termination shall occur less than one year after the Date of Grant, except in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(c) Each grant may be made without payment of additional consideration from the Participant.

(d) Each grant shall provide that the Performance Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or other similar transaction or event.

(e) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Performance Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Performance Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

(f) Any grant may require that any or all dividends or other, distributions paid on the Performance Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

(g) Each grant of Performance Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Performance Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Performance Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.
      5. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units that shall become payable to the Participant upon the achievement of specified Management Objectives during the Performance Period. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors, provided, however, that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year), commencing with the Date of Grant as shall be determined by the Committee on the Date of Grant and may be subject to earlier termination or other modification in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the specified Management Objective. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units will be earned and paid, the Committee must certify that the Management Objectives have been satisfied.

(d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant.

(f) The Committee may at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current, deferred or contingent basis, either in cash or in additional Common Shares.

(g) Each grant of Performance Shares or Performance Units shall be evidenced by an Evidence of Award, which shall contain such terms and provisions as the Committee may determine consistent with this Plan.

      6. Restricted Shares. The Committee may also authorize the grant or sale to Participants of Restricted Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant shall, constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each grant or sale may be made without payment of additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period of at least three years to be determined by the Committee on the Date of Grant, and any grant may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

(e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional, Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

(f) Each grant of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

      7. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant of Option Rights shall specify the number of Common Shares to which it pertains.

(b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

(c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and having a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

(d) Any grant of a Nonqualified Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same, risks of forfeiture or restrictions on transfer as those that applied, to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall, apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

(e) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or, all of the Common Shares to which the exercise relates.

(f) Successive grants may be made to the same Optionee regardless of whether any Option Rights previously granted to the Optionee remain unexercised.

(g) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(h) Any grant of Option Rights may specify Management Objectives which, if achieved, will result in exercisability of such rights.

(i) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing. Incentive Stock Options may be granted only to Participants who, on the date of the grant, are officers or other key employees of the Corporation or any Subsidiary who must meet the definition of “employees” under Section 3401(c) of the Code.

(j) The Committee may at the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

(k) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 8 of this Plan.

(l) No Option Right granted pursuant to this Section 7 may be exercised more than 10 years from the Date of Grant. Subject to this limit, the Committee may cause Option Rights to continue to be exercisable after termination of employment of the Participant under circumstances specified by the Committee.

(m) The Committee reserves the discretion after the Date of Grant to provide for (i) the payment of a cash bonus at the time of exercise; (ii) the availability of a loan at exercise; or (iii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the exercise price.

(n) The Committee may substitute, without receiving Participant permission, Appreciation Rights payable only in Common Shares (or Appreciation Rights payable in cash, Common Shares, or in any combination thereof as elected by the Committee) for outstanding Options; provided, however, that the terms of the substituted Appreciation Rights are substantially the same as the terms for the Options and the difference between the Market Value per Share of the underlying Common Shares and the Base Price of the Appreciation Rights is equivalent to the difference between the Market Value Share of the underlying Common Shares and the Option Price of the Options. If, in the opinion of the Corporation’s auditors, this provision creates adverse accounting consequences for the Corporation, it shall be considered null and void.

(o) Each grant of Option Rights shall be evidenced by an Evidence of Award, which shall contain such terms and provisions as the Committee may determine consistent with this Plan.
      8. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. An Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

(c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

(d) Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(e) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

(f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

(g) Each grant shall be evidenced by an Evidence of Award, which shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

(h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

(i) Regarding Free-standing Appreciation Rights only:

(i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

(ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

(iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event; and

(iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.
      9. Restricted Stock Units. The Committee may also authorize grants or sales of Restricted Stock Units to Participants. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant or sale shall constitute the agreement by the Corporation to deliver Common Shares or cash to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Restriction Period of such conditions (which may include the achievement of Management Objectives) as the Committee may specify.

(b) If a grant of Restricted Stock Units specifies that the Restriction Period will terminate upon the achievement of Management Objectives, such Restriction Period may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units which restriction will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

(c) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(d) If the Restriction Period lapses only by the passage of time, each grant or sale shall provide that the Restricted Stock Units covered thereby shall be subject to a Restriction Period of at least three years, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or similar transaction or event.

(e) During the Restriction Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Restricted Stock Units and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such Restricted Stock Units in cash or in additional Common Shares on a current, deferred or contingent basis.

(f) Each grant or sale will specify the time and manner of payment of Restricted Stock Units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

(g) Each grant or sale shall be evidenced by an Evidence of Award, which shall contain such terms and provisions as the Committee may determine consistent with this Plan.

      10. Administration of the Plan.

(a) This Plan shall be administered by the Organization and Compensation Committee of the Board. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Restricted Shares, Performance Restricted Shares, Performance Shares or Performance Units, Appreciation Rights or Restricted Stock Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

(c) The Committee may delegate to the appropriate officer or officers of the Corporation or any Subsidiary, part or all of its authority with respect to the administration of awards made by the Committee to individuals who are not officers or directors of the Corporation within the meaning of the Securities Exchange Act of 1934.

(d) To the extent permitted by Ohio law, the Committee may, from time to time, delegate to one or more officers of the Corporation the authority of the Committee to grant and determine the terms and conditions of awards granted under this Plan. In no event shall any such delegation of authority be permitted with respect to awards to any executive officer or any person subject to Section 162(m) of the Code.
      11. Adjustments. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units and Performance Shares and Performance Units granted hereunder, (b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The committee may also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this 2006 Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(b)(i) will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail so to qualify. This Section 11 shall not be construed to permit the re-pricing of any Option Rights in the absence of any of the circumstances described above in contravention of Section 19(b) hereof.
      12. Detrimental Activity. Any Evidence of Award may provide that if a Participant, either during employment by the Corporation or a Subsidiary or within a specified period after termination of such employment, shall engage in any Detrimental Activity (as defined by the Committee in the Evidence of Award), and the Board shall so find, forthwith upon notice of such finding, the Participant shall:

(a) Forfeit any award granted under this Plan then held by the Participant;

(b) Return to the Corporation, in exchange for payment by the Corporation of any amount actually paid therefor by the Participant, all Common Shares that the Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity; and

(c) With respect to any Common Shares so acquired that the Participant has disposed of, pay to the Corporation in cash the difference between:

(i) Any amount actually paid therefor by the Participant pursuant to this Plan, and

(ii) The Market Value per Share of the Common Shares on the date of such acquisition.
To the extent that such amounts are not paid to the Corporation, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Corporation or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.
      13. Participation by Employees of Designated Subsidiaries. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Corporation or another Subsidiary, the Board may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan, and any applicable Agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Corporation. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of “Board” and except in other cases where the context otherwise requires.
      14. Non-U.S. Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any Subsidiary or Designated Subsidiary outside of the United States of America or who provide services to the Corporation under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law; tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.
      15. Transferability. (a) Except as provided in Section 15(c) below, no Option Right or Appreciation Right or other derivative security granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant’s lifetime except by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.
      (b) The Committee may specify at the Date of Grant, that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, or in payment of Performance Shares or Performance Unit or upon the termination of the Restriction Period applicable to Restricted Stock Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Sections 46 and 6 of this Plan, shall be subject to further restrictions upon transfer.
      (c) The Committee may determine that Option Rights (other than Incentive Stock Options) and Appreciation Rights may be transferable by a Participant, without payment of consideration therefor by the transferee, only to any one or more members of the Participant’s immediate family; provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Corporation and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Corporation or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant. For the purposes of this Section 15(c), the term “immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
      16. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit. Participants shall also make such arrangements as the Corporation may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights. In no event shall the Market Value per Share of the Common Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.
      17. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Corporation without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) In order to determine for purposes of Section 409A of the Code whether a Participant is employed by a member of the Corporation’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Corporation under Section 414(c) of the Code) and, therefore, whether the shares of Common Stock that are or have been purchased by or awarded under this 2006 Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A of the Code:

(i) In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Corporation’s controlled group under Section 414(b) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and

(ii) In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Corporation for purposes of Section 414(c) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.
      18. Effective Date. This Plan will be effective as of May 2, 2006, the date the Plan is approved by shareholders.
      19. Amendments.

(a) The Committee may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the shareholders of the Corporation in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

(b) The Committee shall not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right will be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Corporation. This Section 19(b) is intended to prohibit the repricing of “underwater” Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

(c) If permitted by Section 409A of the Code and except in the case of a Covered Employee where such action would result in the loss of an otherwise available exemption under Section 162(m) of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Performance Restricted Shares, Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 15 of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d) Subject to Section 19(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively and except in the case of a Covered Employee where such action would result in the loss of an otherwise available exemption under Section 162(m) of the Code, but subject to Section 11 above, no such amendment shall impair the rights of any Participant without his or her consent. The Committee may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.
      20. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan was first approved by the shareholders of the Corporation.
      21. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio.
      22. Miscellaneous Provisions.

(a) The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary, nor shall it interfere in any way with any right the Corporation or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-qualified Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Committee, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Leave of absence approved by a duly constituted officer of the Corporation or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is on a leave of absence.

(f) No Participant shall have any rights as a shareholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Corporation.

(g) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

(h) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

APPENDIX C
BRUSH ENGINEERED MATERIALS INC.
2006 Non-employee Director Equity Plan
      1. Purposes. The purpose of this 2006 Non-employee Director Equity Plan (the “Director Plan”) is to provide ownership in the Common Shares of Brush Engineered Materials Inc. (the “Company”) to members of the Board of Directors (the “Board”) who are not employees in order to align their interests more closely with the interests of the Company’s other shareholders and to provide financial incentives and rewards that will help attract and retain the most qualified non-employee directors. This Plan replaces the Company’s 1997 Stock Incentive Plan for Non-employee Directors (As amended and restated as of May 1, 2001), as further amended by Amendment No. 1 (the “1997 Director Plan”) and the 2005 Deferred Compensation Plan for Non-employee Directors (the “2005 Director Plan”).
      2. Administration.

(a) This Plan will be administered by the Governance Committee of the Board (the “Committee”), which will have full power and authority, subject to the provisions of this Plan, to supervise administration and to interpret the provisions of this Plan and to authorize and supervise any grant of any award, any issuance or payment of Common Shares and any crediting or payment of Deferred Stock Units (as defined in Section 6 below). No Participant (as defined in Section 3 below) in this Director Plan will participate in the making of any decision with respect to any question relating to grants made or Common Shares issued under this Plan to that Participant only.

(b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Awards and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.
      3. Eligibility. Each member of the Board who is not an employee of the Company will be eligible to receive awards and Common Shares in accordance with this Plan (each, a “Participant”), provided that shares remain available for issuance hereunder in accordance with Section 4.
      4. Shares Subject to this Plan. The shares that may be issued or credited to accounts pursuant to Section 6 of this Plan will be 150,000 Common Shares, subject to adjustment in accordance with Section 11 of this Plan.
      5. Compensation in General. The amount of the director retainer fee, any director fees that may be payable for attendance at meetings of the Board and/or committees thereof and any other compensation paid to the directors for services as a director (collectively, the “Director Compensation”) will be determined from time to time in accordance with the Company’s Code of Regulations and applicable law.
      6. Equity Awards.

(a) The Committee may grant to Participants under this Director Plan the following types of awards (each, an “Award”): stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, other stock awards and deferred stock units, as described herein.

(b) Each Award granted under this Plan will be subject to such terms and conditions as shall be established by the Committee, and the Committee will determine the number of Common Shares underlying each Award. Notwithstanding the foregoing:

(i) Stock Options. The exercise price of each option will be determined by the Committee but will not be less than 100% of the Fair Market Value of a Common Share on the date the option is granted. Each option will expire and will be exercisable at such time and subject to such terms and conditions as the Committee shall determine, provided that no option will be exercisable later than the tenth anniversary of its grant. In no event will the Committee cancel any outstanding stock option for the purpose of reissuing the stock option to the Participant at a lower exercise price or reduce the exercise price of an outstanding stock option.

(ii) SARs. SARs may be granted in tandem with a stock option granted under this Director Plan or on a free-standing basis. The grant price of a tandem SAR will be equal to the exercise price of the related option and the grant price of a free-standing SAR will be at least equal to 100% of the Fair Market Value of a Common Share on the date of its grant. A SAR may be exercised upon such terms and conditions and for such term as the Committee in its sole discretion determines, provided that the term will not exceed the option term in the case of a tandem SAR or ten years in the case of a free-standing SAR. Payment for an SAR may be made in cash or stock, as determined by the Committee.

(iii) Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be subject to such restrictions and conditions as the Committee determines and all restrictions will expire at such times as the Committee shall specify.

(iv) Stock Awards. The Committee may award to Participants, on a quarterly or other basis, a specified number of Common Shares or a number of Common Shares equal to a dollar value as determined by the Committee from time to time.

(v) Deferred Stock Units. Each Participant may elect to have restricted stock units or other stock awards under this Director Plan paid in the form of deferred stock units (“Deferred Stock Units”) upon vesting or payment of such Award, which Deferred Stock Units will be credited to a book-keeping account in the name of the Participant in accordance with this Director Plan.

(c) Unless otherwise determined by the Committee, the following Awards shall be made automatically:

(i) On the business day following the day a Participant is first elected or appointed to the Board, such Participant shall be granted Common Shares equal to $100,000 divided by the Fair Market Value of a Common Share on the day the Participant is elected or appointed to the Board, which shall be unrestricted except as may otherwise be required by law.

(ii) On the business day following the annual meeting of shareholders beginning with the 2006 annual meeting, each Participant shall be granted the number of restricted stock units equal to $45,000 divided by the Fair Market Value of a Common Share on the day of the annual meeting. Such restricted stock units shall be paid-out in Common Shares at the end of a one-year restriction period unless the Participant elects to be paid in Deferred Stock Units. Notwithstanding the foregoing, if a Participant incurs a termination of service before the end of such one-year restriction period, such Participant shall be entitled to receive a pro-rata payment of Common Shares based on the number of full months of service since the date of grant. Such pro-rata payments, if any, that were deferred pursuant to elections made under Sections 7 and 8 shall remain subject to such elections.
      7. Further Elections.

(a) Any Participant may elect to have all or any portion of the cash portion of his or her Director Compensation paid in Common Shares and may further elect to have all or any portion of any Director Compensation that the Participant has elected to receive in Common Shares and any Awards granted as Director Compensation paid in the form of Deferred Stock Units, which will be credited to the Participant’s account. For the portion of a Participant’s cash Director Compensation that he or she elects to receive in Common Shares, the number of Common Shares to be issued will equal the cash amount that would have been paid divided by the Fair Market Value of one Common Share on the first business day immediately preceding the date on which such cash amount would have been paid. Awards that are deferred pursuant to this Section 7(a) will be credited to the Deferred Stock Units account on a one for one basis.

(b) An election pursuant Sections 6(b)(v) and/or 7(a) must be made in writing and delivered to the Company prior to the first day of the calendar year for which the Director Compensation would be earned; provided that elections with respect to awards made under Section 6(c)(ii) on the first business day following the 2006 annual shareholders’ meeting must be made prior to the date of such meeting. To elect to defer Director Compensation earned during the first calendar year in which a director becomes eligible to participate in this Director Plan, the new director must make an election pursuant to Section 6(b)(v) and/or 7(a) within 30 days after becoming eligible to participate in this Director Plan and such election shall be effective only with regard to Director Compensation earned subsequent to the filing of the election. All elections to defer Director Compensation under the 2005 Director Plan that were made prior to the start of the 2006 calendar year shall be treated as elections to defer Director Compensation under this Director Plan for the 2006 calendar year.

(c) If a director does not file an election form by the specified date, he or she will receive any Director Compensation for the year that is payable in Common Shares on a current basis and will be deemed to have elected to receive the remainder of the Director Compensation in cash.
      8. Deferral.

(a) If a Participant elects to receive Deferred Stock Units, there will be credited to the Participant’s account as of the day such Director Compensation would have been paid, the number of Deferred Stock Units which is equal to the number of Common Shares that would otherwise have been delivered to the Participant pursuant to Section 6 and/or Section 7(a) on such date. The Deferred Stock Units credited to the Participant’s account (plus any additional shares credited pursuant to Section 8(c) below) will represent the number of Common Shares that the Company will issue to the Participant at the end of the deferral period. Unless otherwise provided herein or pursuant to the terms of any Award hereunder, all Deferred Stock Units awarded under this Director Plan will vest 100% upon the award of such Deferred Stock Units.

(b) The Deferred Stock Units will be subject to a deferral period beginning on the date of crediting to the Participant’s account and ending upon termination of service as a director or such other period as the Participant may have elected. The period of deferral will be for a minimum period of one year, except in the case where the Participant elects a deferral period determined by reference to his or her termination of service as a director. The Participant may elect payment in a lump sum or payment in equal installments over five or ten years. Elections with respect to the time and method (i.e., lump sum or installments) of payment must be made at the same time as the participant’s election to defer as described in Section 7(b). If the Participant does not specify a time for payment, the Participant will receive payment upon termination of service as a director and if no method of payment is specified by the Participant, he or she will receive payment in a lump sum. A Participant may change the time and method of payment he or she previously elected (or was deemed to elect) by filing a subsequent election with the Company at least twelve months before the date of the previously elected payment date or commencement date, and the newly elected payment date (or payment commencement date) must be at least five years after the previously elected payment date (or the previously elected payment commencement date); provided, however, that such modification will not be effective unless the Participant remains a Director for at least twelve months after the date on which such modification was made. During the deferral period, the Participant will have no right to transfer any rights under his or her Deferred Stock Units and will have no other rights of ownership therein.

(c) A Participant’s account will be credited as of the last day of each calendar quarter with that number of additional Deferred Stock Units equal to the amount of cash dividends paid by the Company during such quarter on the number of Common Shares equivalent to the number of Deferred Stock Units in the Participant’s account from time to time during such quarter divided by the Fair Market Value of one Common Share on the day immediately preceding the last business day of such calendar quarter. Such dividend equivalents, which will likewise be credited with dividend equivalents, will be deferred until the end of the deferral period for the Deferred Stock Units with respect to which the dividend equivalents were credited.

(d) Notwithstanding the foregoing provisions, (i) if, upon the Participant’s termination of service as a director, the value of the Participant’s account is less than $10,000 the amount of such Participant’s account will be immediately paid to the Participant in cash or Common Shares, (ii) if a Change in Control (as defined in Section 9(c) below) of the Company occurs, the amount of each Participant’s account will immediately be paid to the Participant in full and (iii) in the event of an unforeseeable emergency, as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the individual if acceleration were not permitted, the Committee will accelerate the payment to the Participant of the Participant’s account, but only up to the amount necessary to meet the emergency.

(e) To the extent a Participant is entitled to a lump sum payment following a Change in Control under Section 8(d) above and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code, then notwithstanding Section 8(d), payment will be made, to the extent necessary to comply with the provisions of Section 409A of the Code, to the Participant on the earliest of (i) the Participant’s termination of service with the Company (determined in accordance with Section 409A); (ii) the date payment otherwise would have been made in the absence of Section 8(d) (provided such date is a permissible distribution date under Section 409A), or (iii) the Participant’s death.
      9. Definitions, etc.

(a) For purposes of this Director Plan, Common Shares means (i) Common Shares without par value of the Company and (ii) any security into which Common Shares may be converted by reason of any transaction or even of the type referred to in Section 11 of this Director Plan.

(b) For purposes of this Director Plan, the Fair Market Value means, as of any particular date, the fair market value of the Common Shares as determined by the Committee.

(c) For purposes of this Director Plan, Change in Control of the Company shall have the meaning determined by the Committee from time to time.

(d) Notwithstanding anything to the contrary contained in this Director Plan, it is a condition to the issuance of Common Shares or Deferred Stock Units that the transaction be registered under applicable securities laws and no Participant will be able to receive Common Shares or Deferred Stock Units in payment of all or part of his or her Director Compensation unless and until such registration has been effected.

(e) For purposes of this Director Plan, “termination of service” means a separation from service as defined under Section 409A of the Code.
      10. Delivery of Shares. The Company will make delivery of certificates representing the Common Shares which a Participant is entitled to receive 60 days following the Participant’s right to receive such Common Shares.
      11. Adjustments. In the event that, after the Effective Date of this Director Plan (as defined in Section 16), the number of outstanding Common Shares is increased or decreased or such shares are exchanged for a different number or kind of shares or other securities by reason of a stock dividend, stock split, recapitalization, reclassification, combination of shares or other change in the capital structure of the Company or by reason of a merger, consolidation, spin off, split off, spin out, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing, adjustments will be made by the Board in the number and kind of shares or other securities that are underlying Awards and/or credited to accounts hereunder (and in the exercise price or other price of shares subject to outstanding Awards) and that may be issued under this Director Plan as it deems to be appropriate. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Director Plan such alternative consideration (if any) as it, in good faith may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced.
      12. Termination or Amendment of this Director Plan. To the extent permitted under 409A of the Code, the Committee may at any time and from time to time terminate, amend or suspend this Director Plan; provided, however, that the Committee may not materially alter this Director Plan without shareholder approval, including by increasing the benefits accrued to Participants under this Director Plan; increasing the number of securities which may be issued under this Director Plan; modifying the requirements for participation in this Director Plan; or by including a provision allowing the Board or the Committee to lapse or waive restrictions at its discretion. An amendment or the termination of this Director Plan will not adversely affect the right of a Participant to receive Common Shares issuable or cash payable at the effective date of the amendment or termination. No grant will be made under this Director Plan more than 10 years after the date of which it is first approved by shareholders, but all grants made on or prior to such date will continue in effect thereunder subject to the terms thereof and of this Director Plan.
      13. Transferability.

(a) Except as provided in Section 13(c) below, no option right or SAR or other derivative security granted under this Director Plan may be transferred by a Participant except by will or the laws of descent and distribution. Except as otherwise determined by the Committee, option rights and SARs granted under this Director Plan may not be exercised during a Participant’s lifetime except by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

(b) The Committee may specify at the date of grant, that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of option rights or upon the termination of the restriction period applicable to restricted stock units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer applicable to restricted stock, shall be subject to further restrictions upon transfer.

(c) The Committee may determine that option rights and SARs may be transferable by a Participant, without payment of consideration therefor by the transferee, only to any one or more members of the Participant’s immediate family; provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Corporation and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant. For the purposes of this Section 16(c), the term “immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
      14. Miscellaneous.

(a) To the extent that the application of any formula described in this Director Plan does not result in a whole number of Common Shares, the result will be rounded upwards to the next whole number.

(b) The adoption and maintenance of this Director Plan will not be deemed to be a contract between the Company and the Participant to retain his or her position as a director of the Company.
      15. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Director Plan comply with the provisions of Section 409A of the Code. This Director Plan will be administered in a manner consistent with this intent, and any provision that would cause this Director Plan to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply with

Section 409A (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Participants in this Director Plan). Any reference to Section 409A of the Code will include any proposed, temporary or final regulations or any other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
      16. Effective Date of this Director Plan. This Director Plan will be effective immediately on May 2, 2006, the date of its approval by the shareholders of the Company (the “Effective Date”). On the Effective Date, any account balances held by a Participant under the 2005 Director Plan in the form of Deferred Shares shall be treated as Deferred Stock Units, which shall be payable under this Director Plan, but without any change in the time or method of payment provided for in the 2005 Director Plan or any election currently in effect thereunder.

PROXY	PROXY

BRUSH ENGINEERED MATERIALS INC.

Solicited on Behalf of the Board of Directors

The undersigned appoints Gordon D. Harnett, or if he is unable or unwilling to act, then Michael C. Hasychak, with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present at the annual meeting of shareholders of Brush Engineered Materials Inc. to be held on May 2, 2006 and at any adjournment or postponement thereof:

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

    The shares represented by this proxy will be voted as directed or, if directions are not indicated, will be voted “FOR” the election of directors in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting of shareholders.

(Comments/Change of Address)

(If you have written in the above space, please mark the corresponding box on the reverse side.)

................................................................................................................................................................ ...................................................
           FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

BRUSH ENGINEERED MATERIALS INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

	For	Withhold	For All
	All	All	Except			For	Against	Abstain

1. Election of the following Directors: Richard J. Hipple William B. Lawrence William P. Madar	☐	☐	☐		2. Approve adoption of the Brush Engineered Materials Inc. 2006 Stock Incentive Plan.	☐	☐	☐

The Board of Directors unanimously recommends a vote FOR ALL the above nominees.			Comments/ Change of Address	☐	3. Approve adoption of the Brush Engineered Materials Inc. 2006 Non- employee Director Equity Plan.	☐	☐	☐

Nominee Exception					4. Confirming the appointment of Ernst & Young as independent registered public accounting firm of the Company.	☐	☐	☐

Date: ___________________________________ , 2006

Signature

Signature

Title

NOTE: Please sign exactly as the name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.

...

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

CONFIDENTIAL VOTING INSTRUCTIONS

To Fidelity Management Trust Company, Trustee Under the Brush Engineered Materials Inc.

PAYSOP

Pursuant to section 6.8 of the Brush Engineered Materials Inc. Savings and Investment Plan, the undersigned, as a participant in the Plan, hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Engineered Materials Inc. credited to the undersigned’s PAYSOP Contribution Account under the Plan on the record date for the annual meeting of shareholders of Brush Engineered Materials Inc. to be held on May 2, 2006 and at any adjournment or postponement thereof, on the following matters as checked below.

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

    This confidential voting instructions card will be seen only by authorized personnel of the Trustee. The shares represented by this card will be voted as directed, or if directions are not indicated but this card is executed and returned, will be voted “FOR” the election of directors in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting of shareholders.

(Comments/Change of Address)

(If you have written in the above space, please mark the corresponding box on the reverse side.)

................................................................................................................................................................ ...................................................
           FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

BRUSH ENGINEERED MATERIALS INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

	For	Withhold	For All
	All	All	Except			For	Against	Abstain

1. Election of the following Directors: Richard J. Hipple William B. Lawrence William P. Madar	☐	☐	☐		2. Approve adoption of the Brush Engineered Materials Inc. 2006 Stock Incentive Plan.	☐	☐	☐

The Board of Directors unanimously recommends a vote FOR ALL the above nominees.			Comments/ Change of Address	☐	3. Approve adoption of the Brush Engineered Materials Inc. 2006 Non- employee Director Equity Plan.	☐	☐	☐

Nominee Exception					4. Confirming the appointment of Ernst & Young as independent registered public accounting firm of the Company.	☐	☐	☐

Date: ___________________________________ , 2006

Signature

Signature

Title

NOTE: Please sign exactly as the name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.

...

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

CONFIDENTIAL VOTING INSTRUCTIONS

To Fidelity Management Trust Company, Trustee Under the Brush Engineered Materials Inc.

Savings and Investment Plan.

Pursuant to section 6.8 of the Brush Engineered Materials Inc. Savings and Investment Plan, the undersigned, as a participant in the Plan, hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Engineered Materials Inc. credited to the undersigned’s account (other than shares credited under the PAYSOP Contribution Account) under the Plan on the record date for the annual meeting of shareholders of Brush Engineered Materials Inc. to be held on May 2, 2006 and at any adjournment or postponement thereof, on the following matters as checked below.

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

    This confidential voting instructions card will be seen only by authorized personnel of the Trustee. The shares represented by this card will be voted as directed, or if directions are not indicated but this card is executed and returned, will be voted “FOR” the election of directors in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting of shareholders.

(Comments/Change of Address)

(If you have written in the above space, please mark the corresponding box on the reverse side.)

................................................................................................................................................................ ...................................................
           FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

BRUSH ENGINEERED MATERIALS INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

	For	Withhold	For All
	All	All	Except			For	Against	Abstain

1. Election of the following Directors: Richard J. Hipple William B. Lawrence William P. Madar	☐	☐	☐		2. Approve adoption of the Brush Engineered Materials Inc. 2006 Stock Incentive Plan.	☐	☐	☐

The Board of Directors unanimously recommends a vote FOR ALL the above nominees.			Comments/ Change of Address	☐	3. Approve adoption of the Brush Engineered Materials Inc. 2006 Non- employee Director Equity Plan.	☐	☐	☐

Nominee Exception					4. Confirming the appointment of Ernst & Young as independent registered public accounting firm of the Company.	☐	☐	☐

Date: ___________________________________ , 2006

Signature

Signature

Title

NOTE: Please sign exactly as the name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.

...

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL